UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

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EQ ADVISORS TRUST

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AXA EQUITABLE LIFE INSURANCE COMPANY

1290 Avenue of the Americas

New York, New York 10104

[February 28, 2017]

Dear Contractholder:

Enclosed is a notice and proxy statement relating to a Special Meeting of Shareholders of the All Asset Moderate Growth – Alt 15 Portfolio (the “Portfolio”), a series of the EQ Advisors Trust (the “Trust”). The Special Meeting of Shareholders is scheduled to be held at the Trust’s office, located at 1290 Avenue of the Americas, New York, New York 10104, on March 28, 2017, at 2:30 p.m., Eastern time (the “Meeting”).

The purpose of the Meeting is to consider and act upon the matters described below:

1.	Approve a new Investment Management Agreement between the Trust and AXA Equitable Funds Management Group, LLC with respect to the Portfolio.

2.	Approve changes to the Portfolio’s fundamental investment restrictions with respect to:

a.	diversification

b.	borrowing money

c.	issuing senior securities

d.	underwriting

e.	concentrating

f.	investing in real estate

g.	investing in commodities

h.	making loans

Under Proposal 1, in connection with implementing a change in investment strategy for the Portfolio, shareholders are being asked to approve a new Investment Management Agreement between the Trust and AXA Equitable Funds Management Group, LLC (the “Manager”) with respect to the Portfolio. The new Investment Management Agreement will include an increased investment management fee rate, which will enable the Manager to change the investment strategy of the Portfolio from a fund-of-funds strategy to a strategy implemented by a new sub-adviser, DoubleLine Capital LP, whereby the Portfolio invests directly in a diversified range of securities and other financial instruments, including derivatives. Although the Manager and the Board of Trustees are proposing an increase in the investment management fee, the increase would be offset to a significant extent by the elimination of the fees and expenses associated with the underlying funds in the current fund-of-funds strategy. Also, the Manager would agree, through at least April 30, 2018, to a contractual expense limitation arrangement that is lower than the Portfolio’s existing expense limitation arrangements.

Under Proposals 2.A. through 2.H., the shareholders of the Portfolio are being asked to approve changes to the Portfolio’s fundamental investment restrictions. The Investment Company Act of 1940, as amended, (the “1940 Act”) requires all mutual funds (such as the Portfolio) to adopt certain “fundamental” investment restrictions with respect to several specific types of investment activities. Fundamental investment restrictions cannot be changed without shareholder approval. The amendments described in Proposals 2.A. through 2.H. are intended to give the Portfolio greater flexibility to take advantage of, and react to, changing financial markets, new investment opportunities, and future changes in applicable law — without the expense and delay of seeking further shareholder approval. The amendments are also intended to create more uniform investment restrictions among the mutual funds sponsored by the Manager. The shareholders of the other series of the Trust will be asked, by means of a separate proposal in a separate proxy statement, to approve changes to the fundamental investment restrictions that apply to those series.

The Board of Trustees of the Trust has approved the proposals identified above and recommends that you vote “FOR” each of the proposals. Although the Board of Trustees has determined that a vote “FOR” each proposal is in your best interest, the final decision is yours.

As an owner of a variable life insurance policy and/or variable annuity contract or certificate that participates in the Portfolio through the investment divisions of a separate account or accounts established by AXA Equitable Life Insurance Company (the “Insurance Company”), you are entitled to instruct the Insurance Company how to vote Portfolio shares related to your interest in those accounts as of the close of business on December 31, 2016. The attached Notice of Special Meeting of Shareholders and Proxy Statement concerning the Meeting describe the matters to be considered at the Meeting.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating and signing the enclosed voting instruction card and returning it in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions. For further information on how to instruct the Insurance Company, please see the Contractholder Voting Instructions included herein. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may provide voting instructions in person, even though you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet. Please respond promptly in order to save additional costs of proxy solicitation and in order to make sure you are represented.

Sincerely,
Steven M. Joenk Managing Director AXA Equitable Life Insurance Company

EQ ADVISORS TRUST

All Asset Moderate Growth – Alt 15 Portfolio

1290 Avenue of the Americas

New York, New York 10104

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 28, 2017

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the All Asset Moderate Growth – Alt 15 Portfolio (the “Portfolio”), a series of the EQ Advisors Trust (the “Trust”), will be held at the Trust’s office, located at 1290 Avenue of the Americas, New York, New York 10104, on March 28, 2017, at 2:30 p.m., Eastern time (the “Meeting”).

The purpose of the Meeting is to consider and act upon the matters described below:

1.	Approve a new Investment Management Agreement between the Trust and AXA Equitable Funds Management Group, LLC with respect to the Portfolio.

2.	Approve changes to the Portfolio’s fundamental investment restrictions with respect to:

a.	diversification

b.	borrowing money

c.	issuing senior securities

d.	underwriting

e.	concentrating

f.	investing in real estate

g.	investing in commodities

h.	making loans

3.	Transact such other business that may properly come before the Meeting or any adjournments thereof.

The Board of Trustees of the Trust unanimously recommends that you vote in favor of each proposal.

Please note that owners of variable life insurance policies and/or variable annuity contracts or certificates (the “Contractholders”) issued by AXA Equitable Life Insurance Company (the “Insurance Company”) who have invested in shares of the Portfolio

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through the investment divisions of a separate account or accounts of the Insurance Company will be given the opportunity, to the extent required by law, to provide the Insurance Company with voting instructions on the above matters.

You should read the Proxy Statement attached to this notice prior to completing your proxy or voting instruction card. The record date for determining the number of shares outstanding, the shareholders entitled to vote, and the Contractholders entitled to provide voting instructions at the Meeting and any adjournments or postponements thereof has been fixed as the close of business on December 31, 2016. If you attend the Meeting, you may vote or provide your voting instructions in person.

YOUR VOTE IS IMPORTANT

Please return your proxy card or voting instruction card promptly

Regardless of whether you plan to attend the Meeting, you should vote or provide voting instructions by promptly completing, dating and signing the enclosed proxy or voting instruction card for the Portfolio and returning the card in the enclosed postage-paid envelope. You also can vote or provide voting instructions through the Internet or by telephone using the 16-digit control number that appears on the enclosed proxy or voting instruction card and following the simple instructions. If you are present at the Meeting, you may change your vote or voting instructions, if desired, at that time. The Board of Trustees recommends that you vote or provide voting instructions to vote “FOR” each proposal.

By order of the Board of Trustees,
Patricia Louie
Senior Vice President, Chief Legal Officer and Secretary

Dated: [February 28, 2017]

New York, New York

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AXA EQUITABLE LIFE INSURANCE COMPANY

CONTRACTHOLDER VOTING INSTRUCTIONS

FOR THE SPECIAL MEETING OF SHAREHOLDERS OF

EQ ADVISORS TRUST

All Asset Moderate Growth – Alt 15 Portfolio

TO BE HELD ON MARCH 28, 2017

Dated: [February 28, 2017]

GENERAL

These Contractholder Voting Instructions are being furnished by AXA Equitable Life Insurance Company (“AXA Equitable” or the “Insurance Company”), which is a stock life insurance company, to owners of its variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contractholders”) who, as of December 31, 2016 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of its separate account or accounts (the “Separate Accounts”) that are invested in shares of the All Asset Moderate Growth – Alt 15 Portfolio (the “Portfolio”), a series of the EQ Advisors Trust (the “Trust”). The Trust is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission as an open-end management investment company.

To the extent required by applicable law, the Insurance Company will offer Contractholders the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the Portfolio held by its Separate Accounts, as to how it should vote on the proposals (each, a “Proposal” and together, the “Proposals”) that will be considered at the Special Meeting of Shareholders referred to in the preceding Notice and at any adjournments or postponements (the “Meeting”). The enclosed Proxy Statement, which you should read and retain for future reference, sets forth concisely information about the Proposals that a Contractholder should know before completing the enclosed voting instruction card.

AXA Equitable is a wholly owned subsidiary of AXA Financial, Inc. AXA Financial, Inc. is a wholly owned subsidiary of AXA, a French insurance holding company. The principal executive offices of AXA Equitable and AXA Financial, Inc. are located at 1290 Avenue of the Americas, New York, New York 10104.

These Contractholder Voting Instructions and the accompanying voting instruction card, together with the enclosed proxy materials, are being mailed to Contractholders on or about [February 28, 2017].

HOW TO INSTRUCT THE INSURANCE COMPANY

To instruct the Insurance Company as to how to vote the shares held in the investment divisions of its Separate Accounts, Contractholders are asked to promptly complete their voting instructions on the enclosed voting instruction card, sign and

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date the voting instruction card, and mail the voting instruction card in the accompanying postage-paid envelope. Contractholders also may provide voting instructions by telephone at 1-800-690-6903 or by Internet at our website at www.proxyvote.com.

If a voting instruction card is not marked to indicate voting instructions but is signed and timely returned, it will be treated as an instruction to vote the shares “FOR” the Proposals.

The number of shares held in the investment division of a Separate Account corresponding to the Portfolio for which a Contractholder may provide voting instructions was determined as of the Record Date by dividing (i) a Contract’s account value (minus any Contract indebtedness) allocable to that investment division by (ii) the net asset value of one Share of the Portfolio. Each whole share of the Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. At any time prior to the Insurance Company’s voting at the Meeting, a Contractholder may revoke his or her voting instructions with respect to that investment division by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and providing voting instructions in person at the Meeting.

HOW THE INSURANCE COMPANY WILL VOTE

The Insurance Company will vote the shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. Shares in each investment division of a Separate Account that is invested in the Portfolio for which the Insurance Company receives a voting instruction card that is signed and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the shares “FOR” each Proposal. Shares in each investment division of a Separate Account that is invested in the Portfolio for which the Insurance Company receives no timely voting instructions from Contractholders, or that are attributable to amounts retained by the Insurance Company as surplus or seed money, will be voted by the Insurance Company either “FOR” or “AGAINST” approval of each Proposal, or as an abstention, in the same proportion as the shares for which Contractholders have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Company, it is possible that a small number of Contractholders could determine the outcome of any Proposal.

OTHER MATTERS

The Insurance Company is not aware of any matters, other than the specified Proposals, to be acted on at the Meeting. If any other matters come before the Meeting, the Insurance Company will vote the shares upon such matters in its discretion. Voting instruction cards may be solicited by directors, officers and employees of AXA Equitable Funds Management Group, LLC, the investment manager of the Trust, or its

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affiliates as well as officers and agents of the Trust. The principal solicitation will be by mail, but voting instructions may also be solicited by telephone, fax, personal interview, the Internet or other permissible means.

If the quorum necessary to transact business with respect to the Portfolio is not established or if the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting in accordance with applicable law to permit further solicitation of voting instructions. The persons named as proxies will vote in their discretion on any such adjournment or postponement.

It is important that your Contract be represented. Please promptly mark your voting instructions on the enclosed voting instruction card; then sign and date the voting instruction card and mail the card in the accompanying postage-paid envelope. You also may provide your voting instructions by telephone at 1-800-690-6903 or by Internet at our website at www.proxyvote.com.

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EQ ADVISORS TRUST

All Asset Moderate Growth – Alt 15 Portfolio

1290 Avenue of the Americas

New York, New York 10104

PROXY STATEMENT DATED [FEBRUARY 28, 2017] FOR THE

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 28, 2017

This Proxy Statement relates to the solicitation by the Board of Trustees (the “Board”) of the EQ Advisors Trust (the “Trust”) of proxies to be used at the Special Meeting of Shareholders of the All Asset Moderate Growth – Alt 15 Portfolio (the “Portfolio”), a series of the Trust, to be held at 1290 Avenue of the Americas, New York, New York 10104, on March 28, 2017, at 2:30 p.m., Eastern time, or any adjournment or postponement thereof (the “Meeting”).

This Proxy Statement is being furnished to owners of variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) (the “Contractholders”) issued by AXA Equitable Life Insurance Company (“AXA Equitable” or the “Insurance Company”) who, as of December 31, 2016 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of the Insurance Company’s separate account or accounts (the “Separate Accounts”) that are invested in shares of the Portfolio. Contractholders are being provided the opportunity to instruct the Insurance Company to approve or disapprove the Proposals contained in this Proxy Statement in connection with the solicitation by the Board of proxies for the Meeting.

This Proxy Statement also is being furnished to the Insurance Company as the record owner of shares and to other shareholders (including retirement plan participants) that were invested in the Portfolio as of the Record Date.

Distribution of this Proxy Statement and proxy or voting instruction card to the Insurance Company and other shareholders and to Contractholders is scheduled to begin on or about [February 28, 2017].

This Proxy Statement relates to the following matters:

1.	Approve a new Investment Management Agreement between the Trust and AXA Equitable Funds Management Group, LLC with respect to the Portfolio.

2.	Approve changes to the Portfolio’s fundamental investment restrictions with respect to:

a.	diversification

b.	borrowing money

c.	issuing senior securities

d.	underwriting

e.	concentrating

f.	investing in real estate

g.	investing in commodities

h.	making loans

3.	Transact such other business that may properly come before the Meeting or any adjournments thereof.

The Trust is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust’s shares of beneficial interest are referred to as “shares,” and the holders of the shares are referred to as “shareholders.” The Trust’s Board of Trustees may be referred to herein as the “Board” and its members may be referred to herein as “Trustees.”

AXA Equitable Funds Management Group, LLC (the “Manager” or “FMG LLC”) is the investment manager and administrator of the Portfolio. AXA Distributors, LLC (“AXA Distributors”), an affiliate of the Manager, is the principal underwriter of the Portfolio’s shares. The mailing address for each of these companies and for the Trust’s principal executive officers is 1290 Avenue of the Americas, New York, New York 10104.

Contractholders of record as of the close of business on the Record Date are entitled to give voting instructions at the Meeting. Additional information regarding outstanding shares, completing your voting instruction card and attending the Meeting is included at the end of this Proxy Statement in the section entitled “Voting Information.”

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on March 28, 2017

This Proxy Statement, which you should read and retain for future reference, contains important information regarding the Proposals that you should know before voting or providing voting instructions. Additional information about the Trust has been filed with the SEC and is available upon oral or written request. Distribution of this Proxy Statement and proxy or voting instruction card to the Insurance Company and other shareholders and to Contractholders is scheduled to begin on or about [February 28, 2017]. This Proxy Statement and proxy or voting instruction card also will be available at www.proxyvote.com on or about [February 28, 2017]. It is expected that one or more representatives of the Insurance Company will attend the Meeting in person or by proxy and will vote shares held by the Insurance Company in accordance with voting instructions received from its Contractholders and in accordance with voting procedures established by the Trust.

The Trust will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a Contractholder upon request. Contractholders may request copies of the Trust’s annual and/or semi-annual reports by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by calling 1-877-222-2144.

OVERVIEW

Under Proposal 1, in connection with implementing a change in investment strategy for the Portfolio, shareholders are being asked to approve a new Investment Management Agreement between the Trust and the Manager with respect to the Portfolio. The new Investment Management Agreement will include an increased investment management fee rate, which will enable the Manager to change the investment strategy of the Portfolio from a fund-of-funds strategy to a strategy implemented by a new sub-adviser, DoubleLine Capital LP (together with its affiliate DoubleLine Equity LP, “DoubleLine” or the “Sub-Adviser”), whereby the Portfolio invests directly in a diversified range of securities and other financial instruments, including derivatives. Although the Manager and the Board are proposing an increase in the investment management fee, the increase would be offset to a significant extent by the elimination of the fees and expenses associated with the underlying funds in the current fund-of-funds strategy. Also, the Manager would agree, through at least April 30, 2018, to a contractual expense limitation arrangement that is lower than the Portfolio’s existing expense limitation arrangements.

Under Proposals 2.A. through 2.H., the shareholders of the Portfolio are being asked to approve changes to the Portfolio’s fundamental investment restrictions. The 1940 Act requires all mutual funds (such as the Portfolio) to adopt certain “fundamental” investment restrictions with respect to several specific types of investment activities. Fundamental investment restrictions cannot be changed without shareholder approval. The amendments described in Proposals 2.A. through 2.H. are intended to give the Portfolio greater flexibility to take advantage of, and react to, changing financial markets, new investment opportunities, and future changes in applicable law — without the expense and delay of seeking further shareholder approval. The amendments are also intended to create more uniform investment restrictions among the mutual funds sponsored by the Manager. The shareholders of the other series of the Trust will be asked, by means of a separate proposal in a separate proxy statement, to approve changes to the fundamental investment restrictions that apply to those series.

PROPOSAL 1: APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST AND THE MANAGER

Background on the Proposal

At a meeting of the Board held on November 30-December 1, 2016, the Board considered presentations made by the Manager and materials provided by DoubleLine concerning a proposed new investment management agreement for the Portfolio, including an increase in the investment management fee rate (the “New Management Agreement”); a new sub-advisory arrangement; and changes to the Portfolio’s investment objective, strategy and policies, performance benchmarks, and name (these changes collectively are referred to herein as the “Portfolio Repositioning”).

The proposed changes involve an important change to the investment strategy of the Portfolio from a fund-of-funds strategy to a strategy implemented by a new sub-adviser, DoubleLine, under which the Portfolio will invest directly in equity and fixed income securities and other instruments, including derivatives, issued by operating companies and other types of issuers. The same strategy and investment team is currently utilized for the 1290 DoubleLine Dynamic Allocation Fund (the “1290 DoubleLine Fund”), a series of a separate investment company, 1290 Funds, which is also advised by the Manager (d/b/a 1290 Asset Managers®) and overseen by the Board.

Although the Manager and the Board are proposing an increase in the investment management fee, the increase would be offset to a significant extent by the elimination of the fees and expenses associated with the underlying funds in the current fund-of-funds strategy. Also, the Manager would agree, through at least April 30, 2018, to a contractual expense limitation arrangement that is lower than the Portfolio’s existing expense limitation arrangements, so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.25% for Class IB shares and 1.00% for Class K shares. In addition, for administrative services, the Portfolio would pay FMG LLC an asset-based administration fee at a lower rate. Implementation of the new investment management and administrative fee rates and the new expense limitation arrangement would result in an immediate reduction in the Portfolio’s total expenses. See “Comparative Fee and Expense Information” below. The Manager proposed the investment management fee rate increase in order to enable the Manager to:

•	change the Portfolio from a fund-of-funds to a fund that primarily invests directly in equity and debt securities and other instruments, and

•	retain DoubleLine as the new sub-adviser for the Portfolio and enable DoubleLine to implement a new investment strategy for the Portfolio, all as described in greater detail below.

The Manager explained that if the Portfolio’s shareholders approve the New Management Agreement, the revised investment management and administrative fee schedules would become effective upon the appointment of DoubleLine as the Portfolio’s new sub-adviser. The appointment of DoubleLine would occur on or about May 1, 2017. The Manager noted that, at that time, the Portfolio’s name would be changed to the 1290 VT DoubleLine Dynamic Allocation Portfolio (the “Repositioned Portfolio”); the Portfolio’s existing structure as a fund-of-funds that invests substantially all of its assets in shares of other mutual funds (the “Underlying Portfolios”) managed by the Manager and exchange traded securities of other investment companies or investment vehicles (the “Underlying ETFs”) would be changed so that the Repositioned Portfolio would invest directly in equity and debt securities, as well as other types of financial instruments (including futures contracts, swap agreements and options); and the Portfolio’s investment objective and performance benchmarks would be changed to be consistent with the 1290 DoubleLine Fund’s investment objective and performance benchmarks.

Although the Repositioned Portfolio would no longer be operated as a fund-of-funds, the Repositioned Portfolio, like the Portfolio, would continue to have exposure to both equity and fixed income investments. The Manager noted that the Portfolio’s current asset allocation target is to invest approximately 45% of its assets in equity investments, 40% of its assets in fixed-income investments and 15% of its assets in alternative investments, all through investments in Underlying Portfolios and Underlying ETFs. The Manager noted that the Repositioned Portfolio would have a strategic, or typical, allocation of approximately 60% of its net assets to equity securities (or financial instruments that provide investment exposure to such securities) and approximately 40% of its net assets to fixed income securities (or financial instruments that provide investment exposure to such securities). The Repositioned Portfolio’s equity allocation may range from 40% to 70% of its net assets, and its fixed income allocation may range from 30% to 60% of its net assets. Both the current investment strategy of the Portfolio and the proposed investment strategy of the Repositioned Portfolio are described in more detail below.

The Manager explained to the Board that the Portfolio Repositioning, if implemented, is expected to benefit investors in the Portfolio. The change would provide investors with the benefit of having DoubleLine as the sub-adviser to the Repositioned Portfolio, including obtaining access to DoubleLine’s various investment strategies and industry experience and expertise. The Manager also explained that, although DoubleLine has employed the investment strategy being proposed for the Repositioned Portfolio only since March 2016 in its role as sub-adviser to the 1290 DoubleLine Fund and thus has only a short operating history with the investment strategy, the Manager believes that investors nonetheless would benefit from the enhanced range of investment experience offered by DoubleLine. The Manager also noted that, while the Portfolio’s investment performance employing the fund-of-funds strategy has been satisfactory, the Portfolio has failed to gather assets, and that the addition of DoubleLine as a sub-adviser is expected to improve the Portfolio’s ability to do so and thus increase the Portfolio’s viability. The Manager stated that these factors, among others, had led the Manager to the conclusion that the Portfolio Repositioning is in the best interests of investors in the Portfolio.

The Manager also believed that the factors which differentiated the Repositioned Portfolio from the Portfolio and many of the Trust’s other asset allocation options, including its use of a dynamic asset allocation strategy combined with direct investment in equity and fixed income securities as well as other financial instruments, would provide investors who are Contractholders with a greater diversity of investment options. As described in more detail below, the Repositioned Portfolio’s use of DoubleLine’s dynamic asset allocation strategy and direct investments in securities, when compared to the fund-of-funds structure of the Portfolio, would result in a significant increase in the costs of operating the Portfolio for the Manager, including costs of hiring and overseeing the Sub-Adviser.

As a result of the changes and the higher costs of operating the Repositioned Portfolio, the Manager recommended to the Board that it approve requesting shareholder approval for an increased investment management fee rate, because an increased investment management fee rate was needed to permit the Manager to: (i) retain and pay DoubleLine an appropriate sub-advisory fee to handle asset allocation, security selection, and overall implementation of the Repositioned Portfolio’s investment management program, and (ii) incur the increased costs in connection with the proposed changes to the Repositioned Portfolio. The Manager will provide or oversee the provision of all investment advisory, portfolio management and administrative services to the Portfolio. The Manager will also have supervisory responsibility for the management and investment of the Portfolio’s assets and will develop overall investment strategies for the Portfolio. In addition, the Manager will be responsible for the oversight of DoubleLine. The Manager will play an active role in monitoring the Portfolio and DoubleLine and will monitor DoubleLine’s portfolio management team to determine whether its investment activity remains consistent with the Portfolio’s investment style and objective.

It was noted that Contractholders would be given the opportunity to vote on the New Management Agreement and would be able to reallocate investments without cost if they chose to do so.

After considering all relevant factors, including the explanation and rationale provided by the Manager, the lower contractual expense limitation arrangement that would be applicable to the Portfolio through [April 30, 2018], and the enhancements that would be reflected in the Repositioned Portfolio, the Board, acting in the exercise of its business judgment, approved the Portfolio Repositioning, the calling of a shareholder meeting, and the submission of the proposal to shareholders. If shareholders approve the proposal, the New Management Agreement will increase the investment management fee paid to the Manager. A copy of the New Management Agreement and the revised fee schedule is attached as Exhibit A hereto.

If shareholders do not approve the proposed New Management Agreement, then the retention of DoubleLine as sub-adviser for the Portfolio and the proposed changes to the Portfolio’s investment objective, strategy and policies, performance benchmarks, and name would not go into effect. Instead, the Portfolio would continue to operate as a “fund-of-funds” in accordance with its current investment objective and strategy and its investment management fee rate will remain unchanged. The Board may further consider other alternatives for the Portfolio, such as liquidating the Portfolio or reorganizing the Portfolio into another investment company.

Current Management Agreement and Investment Management Fee

The Manager serves as the manager of the Portfolio pursuant to an Investment Management Agreement (the “Current Management Agreement”) between the Trust and the Manager dated May 1, 2011, as amended on August 29, 2012, to add the Portfolio. Pursuant to the Current Management Agreement, the Manager provides investment advisory and certain related management and administrative services to the Portfolio. The Current Management Agreement was last submitted to shareholders for approval on August 29, 2012, at which time it was approved by the Portfolio’s sole initial shareholder in connection with the commencement of the Portfolio’s operations. The Current Management Agreement was most recently renewed by the Board, including those Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (the “Independent Trustees”), at a Board meeting held on July 19-21, 2016.

Under the Current Management Agreement, the Portfolio pays the Manager an investment management fee at the annual rate of 0.10% of the Portfolio’s average daily net assets. Since the Portfolio operates as a “fund-of-funds,” the Portfolio also indirectly pays investment management fees and other fees and expenses on its investments in each Underlying Portfolio and Underlying ETF.

The following table shows the amount of the investment management fee waived by the Manager and the amount of the investment management fee paid by the Portfolio to the Manager for the fiscal year ended December 31, 2015:

	Management Fee	Amount of Fees Waived and Expenses Assumed by the Manager Pursuant to Expense Limitation	Voluntary Fee Waiver	Management Fee Paid to the Manager After Fee Waiver
All Asset Moderate Growth — Alt 15 Portfolio	$21,847	$143,598	$—	$0

The investment management fee paid by the Portfolio to the Manager for the fiscal year ended December 31, 2015, was 0% of average daily net assets, after waiver.

Proposed New Management Agreement and Investment Management Fee

If shareholders approve the proposal, under the New Management Agreement, the Repositioned Portfolio will pay the Manager an investment management fee at a higher annual rate of the Repositioned Portfolio’s average daily net assets, as follows:

First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
0.750%	0.700%	0.675%	0.650%	0.625%

The following table shows the amount of the investment management fee that would have been paid by the Repositioned Portfolio to the Manager for the fiscal year ended December 31, 2015, if the proposed investment management fee rate set forth above had been in effect during that period. The percentage increase in the investment management fee is significant; however, this reflects that the Repositioned Portfolio’s use of DoubleLine’s dynamic asset allocation strategy and direct investments in securities, when compared to the fund-of-funds structure of the Portfolio, would result in a significant increase in the costs of operating the Portfolio for the Manager, including costs of hiring and overseeing the Sub-Adviser.

	Management Fee	Percentage Increase Over the Fee the Portfolio Would Have Paid (Prior to Fee Waiver) Under the Current Investment Management Fee Rate
Repositioned Portfolio	$163,829	650.0%

Although the Manager and the Board are proposing an increase in the investment management fee, the increase would be offset to a significant extent by the elimination of the fees and expenses associated with the underlying funds in the current fund-of-funds strategy. Also, the Manager would agree, through at least April 30, 2018, to a contractual expense limitation arrangement that is lower than the Portfolio’s existing expense limitation arrangements (described immediately below), so that the annual operating expenses of the Repositioned Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.25% for Class IB shares and 1.00% for Class K shares. In addition, for administrative services, the Portfolio would pay FMG LLC an asset-based administration fee at a lower rate. Implementation of the new investment management and administrative fee rates and the new expense limitation arrangement would result in an immediate reduction in the Portfolio’s total expenses. See “Comparative Fee and Expense Information” below.

Currently, the Manager has agreed, through April 30, 2017, to a contractual expense limitation arrangement that limits the expenses of the Portfolio so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets of 0.65% for Class IB shares and 0.40% for Class K shares. In addition, effective September 1, 2016, the Manager has voluntarily agreed make payments or waive all or a portion of its management, administrative and other fees to limit the expenses of the Portfolio so that the annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.35% for Class IB shares and 1.10% for Class K shares. This voluntary waiver may be reduced or discontinued at any time without notice.

As under the Current Management Agreement, the investment management fee under the New Management Agreement will be computed daily and will be paid to the Manager on a monthly basis. The Manager, in turn, will pay DoubleLine a sub-advisory fee at the annual rate of 0.40% of the Repositioned Portfolio’s average daily net assets. The Repositioned Portfolio will not pay the sub-advisory fee directly.

Pursuant to the New Management Agreement, the Manager, subject to the supervision of the Board and in conformity with the stated policies of the Trust, provides or oversees the provision of all investment advisory, portfolio management and administrative services to the Repositioned Portfolio. The Manager has supervisory responsibility for the management and investment of the Repositioned Portfolio’s assets and develops overall investment strategies for the Repositioned Portfolio. The Manager also has full discretion to make all determinations with respect to the investment of the Repositioned Portfolio’s assets that are not then advised by a sub-adviser.

Pursuant to the New Management Agreement, the Manager is authorized to enter into sub-advisory agreements for investment advisory services in connection with the management of the Repositioned Portfolio. The Manager continues to have responsibility for all investment advisory services performed pursuant to any sub-advisory agreements. Pursuant to the New Management Agreement, the Manager also reviews the performance of sub-advisers for the Repositioned Portfolio, and makes recommendations to the Board with respect to the retention of sub-advisers and the renewal of sub-advisory agreements for the Repositioned Portfolio. The Trust has obtained from the SEC an exemptive order that permits the Manager, subject to approval by the Board, to hire, terminate and replace sub-advisers for the Repositioned Portfolio and to amend sub-advisory agreements between the Manager and sub-advisers without obtaining shareholder approval, subject to certain conditions. These conditions require, among other things, that shareholders be notified of the appointment of a new sub-adviser within 90 days of the effective date of the sub-adviser’s appointment. This Proxy Statement provides such notice of the intended appointment of a new sub-adviser, subject to shareholder approval of the New Management Agreement. However, the Manager may not enter into a sub-advisory agreement on behalf of the Repositioned Portfolio with an “affiliated person” of the Manager unless the sub-advisory agreement is approved by the Repositioned Portfolio’s shareholders. The Manager is responsible for overseeing sub-advisers and recommending to the Board the hiring, termination and replacement of sub-advisers. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of sub-advisers by the Manager and the Trustees.

The Manager also administers the Trust’s corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Trust’s custodian or transfer agent. The management services of the Manager to the Trust are not exclusive under the terms of the New Management Agreement and the Manager is free to, and does, render investment management services to other pooled investment vehicles.

Reasons for Proposed New Management Agreement

The Manager and the Board have proposed the New Management Agreement and the increased investment management fee rate in order to effect a repositioning of the Portfolio. An increased investment management fee rate will enable the Manager to retain DoubleLine as the new sub-adviser for the Portfolio and enable DoubleLine to implement a new investment strategy for the Portfolio. The repositioning would provide investors with the benefit of having DoubleLine as the sub-adviser to the Repositioned Portfolio, including obtaining access to DoubleLine’s various investment strategies and industry experience and expertise. Although DoubleLine has employed the investment strategy being proposed for the Repositioned Portfolio only since March 2016 in its role as sub-adviser to the 1290 DoubleLine Fund and thus has only a short operating history with the investment strategy, the Manager believes that investors nonetheless would benefit from the enhanced range of investment experience offered by DoubleLine. The Manager also believes that the factors which differentiate the Repositioned Portfolio from the Portfolio and many of the Trust’s other asset allocation options, including its use of a dynamic asset allocation strategy combined with direct investment in equity and fixed income securities as well as other financial instruments, would provide investors who are Contractholders with a greater diversity of investment options. See “Description of the Proposed Portfolio Repositioning” below.

Because the Repositioned Portfolio, unlike the Portfolio, will implement its investment strategy primarily through the direct purchase and sale of equity and debt securities and the use of other financial instruments, DoubleLine will be responsible for asset allocation and security selection of the Repositioned Portfolio. In order to pursue its dynamic asset allocation investment strategy, DoubleLine may periodically shift allocations among asset classes and market sectors based on market opportunity. The Manager believes the sub-advisory fee rate for DoubleLine reflects the increased operational and investment management responsibilities and corresponding costs to be incurred by DoubleLine. In turn, hiring DoubleLine and overseeing its implementation of a dynamic asset allocation strategy when compared to the current “fund-of-funds” structure will result in increased costs for the Manager. The Repositioned Portfolio’s investment strategies will also involve the use of derivatives, which will, in turn, require the negotiation, execution, and delivery of various derivative contracts and tri-party custody agreements. In short, the Manager believes that the proposed New Management Agreement and increased contractual investment management fee rate will enable it to: (i) retain and pay DoubleLine an appropriate sub-advisory fee to handle asset allocation, security selection, and overall implementation of the Repositioned Portfolio’s investment management program, and (ii) incur the increased costs in connection with the proposed changes to the Repositioned Portfolio. The Manager will provide or oversee the provision of all investment advisory, portfolio management and administrative services to the Portfolio. The Manager will also have supervisory responsibility for the management and investment of the Portfolio’s assets and will develop overall investment strategies for the Portfolio. In addition, the Manager will be responsible for the oversight of DoubleLine. The Manager will play an active role in monitoring the Portfolio and DoubleLine and will monitor DoubleLine’s portfolio management team to determine whether its investment activity remains consistent with the Portfolio’s investment style and objective.

After considering all relevant factors, including the explanation and rationale provided by the Manager, the lower contractual expense limitation arrangement that would be applicable to the Portfolio through April 30, 2018, and the enhancements that would be reflected in the Repositioned Portfolio, the Board, acting in the exercise of its business judgment, approved the New Management Agreement, including increasing the investment management fee rate. The Board has also approved appointing DoubleLine as the new sub-adviser for the Repositioned Portfolio. See “Matters Considered by the Board” below. Implementation of these changes is subject to receipt of the required shareholder approval with respect to the New Management Agreement, including the increased investment management fee rate. If shareholder approval of the New Management Agreement is obtained, the contractual expense limitation arrangement that is currently in effect for the Portfolio will be replaced with a new expense limitation arrangement with the Manager through at least April 30, 2018. Shareholder approval of the Manager’s retention of DoubleLine, however, is not required pursuant to the above-described exemptive order that the Trust and the Manager received from the SEC.

Comparative Fee and Expense Information

The Portfolio does not charge any sales loads on purchases (including reinvested dividends). The Portfolio does not charge any fees upon redemption of shares, and does not charge an exchange fee. Similarly, the Repositioned Portfolio will not charge any sales loads on purchases (including reinvested dividends), redemption fee, or exchange fee.

The following fee table provides: (i) historical information about the fees and expenses of shares of the Portfolio for the fiscal year ended December 31, 2015, based on the current contractual investment management fee rate and (ii) estimated pro forma information about the fees and expenses attributable to shares of the Repositioned Portfolio for the fiscal year ended December 31, 2015, assuming the increased contractual investment management fee rate and the new DoubleLine sub-advisory arrangement had been in effect during that period. The following fee table does not reflect any fees and expenses associated with Contracts, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Current Portfolio Operating Expenses (as of 12/31/15)	Current Portfolio Operating Expenses (as of 12/31/15)	Estimated Pro Forma Operating Expenses (Assuming Proposal Implemented)	Estimated Pro Forma Operating Expenses (Assuming Proposal Implemented)
	All Asset Moderate Growth – Alt 15 Portfolio (Class IB)	All Asset Moderate Growth – Alt 15 Portfolio (Class K)	Repositioned Portfolio (Class IB)	Repositioned Portfolio (Class K)
Management Fee	0.10%	0.10%	0.75%	0.75%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%	0.25%	0.00%
Other Expenses	0.96%	0.96%	0.24%	0.24%

	Current Portfolio Operating Expenses (as of 12/31/15)		Current Portfolio Operating Expenses (as of 12/31/15)		Estimated Pro Forma Operating Expenses (Assuming Proposal Implemented)		Estimated Pro Forma Operating Expenses (Assuming Proposal Implemented)
	All Asset Moderate Growth – Alt 15 Portfolio (Class IB)		All Asset Moderate Growth – Alt 15 Portfolio (Class K)		Repositioned Portfolio (Class IB)		Repositioned Portfolio (Class K)
Acquired Fund Fees and Expenses	0.75%		0.75%		Not applicable		Not applicable
Total Annual Portfolio Operating Expenses	2.06%		1.81%		1.24%		0.99%
Fee Waiver and/or Expense Reimbursement	0.66%	[1]	0.66%	[1]	—%	[2]	—%	[2]
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.40%		1.15%		1.24%		0.99%

1	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets of 0.65% for Class IB shares of the Portfolio and 0.40% for Class K shares of the Portfolio. This expense limitation arrangement may be terminated by the Manager at any time after April 30, 2017.
2	If the Proposal is implemented, the Manager will contractually agree to make payments or waive its management, administrative and other fees to limit the expenses of the Repositioned Portfolio through April 30, 2018 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the Repositioned Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.25% for Class IB shares of the Portfolio and 1.00% for Class K shares of the Portfolio. This expense limitation arrangement may be terminated by the Manager at any time after April 30, 2018.

The above fee table follows applicable SEC rules for mutual fund prospectuses. For the Portfolio, effective September 1, 2016, the Manager has voluntarily agreed to make payments or waive all or a portion of its management, administrative and other fees to limit the expenses of the Portfolio so that the annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.35% for Class IB shares of the Portfolio and 1.10% for Class K shares of the Portfolio. Because this voluntary waiver is not contractual and may be reduced or discontinued at any time without notice, it is not reflected in the above fee table.

EXPENSE EXAMPLES

The Expense Examples below are intended to help you compare the cost of investing in the Portfolio under the current investment management fee rate during the fiscal year ended December 31, 2015, with the cost of investing in the Repositioned Portfolio assuming the increased investment management fee rate and the new DoubleLine sub-advisory arrangement had been in effect for the fiscal year ended December 31, 2015. These Expense Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The Expense Examples also assume that your investment has a 5% return each year and that the Portfolio’s total operating expenses are those in the above fee table. The Expense Examples do not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example Based on Operating Expenses for the All Asset Moderate Growth – Alt 15 Portfolio:

Class	1 Year	3 Years	5 Years	10 Years
Class IB	$143	$582	$1,048	$2,337
Class K	$117	$505	$918	$2,072

Expense Example Based on Estimated Pro Forma Operating Expenses for the Repositioned Portfolio:

Class	1 Year	3 Years	5 Years	10 Years
Class IB	$126	$393	$681	$1,500
Class K	$101	$315	$547	$1,213

Additional Fee Information

The proposed new contractual sub-advisory fee rate is set forth below. The Manager, not the Repositioned Portfolio, will pay the sub-advisory fee.

Portfolio	Sub-Adviser	Contractual Sub-Advisory Fee Rate
Repositioned Portfolio	DoubleLine Capital, L.P.	0.40% of average daily net assets
All Asset Moderate Growth – Alt 15 Portfolio	Not applicable	Not applicable

The Manager also provides administrative services to the Trust. For administrative services, in addition to the management fee, the Portfolio currently pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Portfolio are aggregated with those of the Trust’s other AXA All Asset Allocation Series Portfolios, Strategic Allocation Portfolios and AXA/Franklin

Templeton Allocation Managed Volatility Portfolio, and with the AXA Premier VIP Trust’s portfolios, which are also managed by FMG LLC (together with the Portfolio, the “Fund-of-Funds Portfolios”). The asset-based administration fee is equal to an annual rate of 0.15% of the first $35 billion of the aggregate average daily net assets of the Fund-of-Funds Portfolios; 0.11% of the next $10 billion; 0.10% of the next $5 billion and 0.095% thereafter. The administration fee paid by the Portfolio to FMG LLC during the fiscal year ended December 31, 2015, was approximately $32,772.

Subject to approval by shareholders of Proposal 1, in connection with the change in investment strategy, the Repositioned Portfolio will pay FMG LLC an asset-based administration fee at a lower rate. For purposes of calculating the asset-based administration fee, the assets of the Repositioned Portfolio would be aggregated with those of the Trust’s other portfolios that are sub-advised by a single sub-adviser as well as certain other portfolios (together with the Repositioned Portfolio, the “Single-Advised Portfolios”). Each Single-Advised Portfolio pays FMG LLC its proportionate share of an asset-based administration fee for the Single-Advised Portfolios, subject to a minimum annual fee of $30,000. The asset-based administration fee is equal to an annual rate of 0.100% of the first $30 billion in aggregate average daily net assets of the Single-Advised Portfolios; 0.0975% of the next $10 billion; 0.0950% of the next $5 billion; and 0.0925% thereafter.

AXA Distributors, an affiliate of the Manager, serves as the distributor for the Class IB and Class K shares of the Trust. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares. Under the Distribution Plan, the Class IB shares of the Trust are charged a distribution and/or service (12b-1) fee to compensate AXA Distributors for promoting, selling and servicing shares of the Portfolios. The distribution and/or service (12b-1) fee may be retained by AXA Distributors or used to pay financial intermediaries for similar services. The maximum annual distribution and/or service (12b-1) fee for the Portfolio’s Class IB shares is 0.25% of the average daily net assets attributable to Class IB shares. Because these fees are paid out of the Portfolio’s assets on an on going basis, over time, the fees for Class IB shares will increase your cost of investing and may cost you more than other types of charges. For the fiscal year ended December 31, 2015, the Portfolio paid $51,615 in 12b-1 fees to AXA Distributors.

AXA Distributors also may receive payments from certain sub-advisers of the Trust’s portfolios or their affiliates to help defray expenses for sales meetings, seminar sponsorships, and similar expenses that may relate to the Contracts and/or the sub-advisers’ respective portfolios. These sales meetings or seminar sponsorships may provide the sub-advisers with increased access to persons involved in the distribution of the Contracts. AXA Distributors also may receive marketing support from the sub-advisers in connection with the distribution of the Contracts.

The Manager and AXA Distributors will continue to provide administrative services and distribution services, respectively, if Proposal 1 is approved by shareholders. However, if Proposal 1 is not approved by shareholders, the Portfolio will continue to pay the Fund-of-Funds Portfolios’ administration fee.

To the extent permitted by law and in accordance with procedures established by the Board, each portfolio of the Trust may engage in brokerage transactions with brokers that are affiliates of the Manager or a sub-adviser, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager or a sub-adviser. For the fiscal year ended December 31, 2015, the Portfolio paid $0 in brokerage commissions to Sanford C. Bernstein, an affiliate of the Manager or its affiliates, representing 0% of the Portfolio’s total brokerage commissions.

Current Investment Objective and Principal Investment Strategy of the Portfolio

The current investment objective of the Portfolio is to seek long-term capital appreciation and current income, with a greater emphasis on current income. The Portfolio’s investment objective is non-fundamental, which means it may be changed by the Board without shareholder approval. No assurance can be given that the Portfolio will achieve its investment objective.

The Portfolio currently operates as a fund-of-funds. That means that the Portfolio currently invests substantially all of its assets in shares of other investment companies rather than investing directly in equity and debt securities and other financial instruments. The Manager, pursuant to the oversight of the Trust’s Board, has established an asset allocation target for the Portfolio. This target is the approximate percentage of the Portfolio’s assets that will be invested in equity investments, fixed income investments or alternative investments (referred to herein as “asset classes”) as represented by the holdings of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests. The Portfolio’s current asset allocation target is to invest approximately 45% of its assets in equity investments, 40% of its assets in fixed income investments and 15% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs. Alternative investments are different than traditional equity or fixed income investments. Alternative investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Alternative investments may include, for example, convertible securities, investments in certain industries or sectors (e.g., infrastructure), ETFs that invest in commodities and other instruments that derive their value from natural resources, the AXA Natural Resources Portfolio, the AXA Real Estate Portfolio and other instruments that derive their value from real estate, and the EQ/GAMCO Mergers and Acquisitions Portfolio. This asset allocation target may be changed by the Manager and the Trust’s Board without shareholder approval.

Subject to the asset allocation target set forth above, the Manager also has established target investment percentages for each asset category in which the Portfolio invests. The term “asset category” refers to specific types of securities or other instruments within each asset class (e.g., large cap equity securities, micro/small/mid cap equity securities, foreign/emerging markets securities, Real Estate Investment Trusts (“REITs”), investment grade bonds and high yield bonds (also known as “junk bonds”)). Each target investment percentage is an approximate percentage of the Portfolio’s assets that is invested in a particular asset category through investments in Underlying Portfolios or Underlying ETFs whose individual holdings fall within such asset category. Under the Portfolio’s current target investment percentages, it generally invests its assets in a combination of Underlying Portfolios or Underlying ETFs that results in the Portfolio being invested in the following asset categories in the approximate percentages shown in the table below. The Manager may change these targets from time to time. Actual allocations can deviate from the amounts shown below by up to 15% for each asset class and asset category. The REITS, other alternative investments, investment grade and high yield bond categories may include both U.S. and foreign issuers.

Asset Class
Range of Equity	45%
Large Cap Equity Securities	15%
Micro/Small/Mid Cap Equity Securities	15%
Foreign/Emerging Markets Securities	15%
Range of Alternative Investments	15%
REITs	5%
Other Alternatives	10%
Range of Fixed Income	40%
Investment Grade Bonds	36%
High Yield Bonds	4%

The Manager selects the Underlying Portfolios and Underlying ETFs in which to invest the Portfolio’s assets. The Manager may add new Underlying Portfolios and Underlying ETFs or replace or eliminate existing Underlying Portfolios and Underlying ETFs without shareholder approval. The Underlying Portfolios and Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Manager has based the asset allocation target and target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios and Underlying ETFs, in combination, are appropriate for the Portfolio’s investment objective. The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio or Underlying ETF believed to offer superior investment opportunities.

The Portfolio also may lend its portfolio securities to earn additional income.

Description of the Proposed Portfolio Repositioning

Description of Investment Objective Change.    The current investment objective of the Portfolio is to seek long-term capital appreciation and current income, with a greater emphasis on current income. The proposed investment objective of the Repositioned Portfolio is to seek to achieve total return from long-term capital appreciation and income. Like the Portfolio’s current investment objective, the Repositioned Portfolio’s proposed investment objective is non-fundamental, which means it may be changed by the Board without shareholder approval. No assurance can be given that the Portfolio or the Repositioned Portfolio will achieve its investment objective.

Description of Investment Strategy Changes.    The Portfolio is currently operated as a fund-of-funds, and normally invests substantially all of its assets in Underlying Portfolios and Underlying ETFs. Subject to FMG LLC’s oversight, DoubleLine, however, would instead implement the Repositioned Portfolio’s new investment strategies through the direct purchase and sale of equity and debt securities and the use of other financial instruments.

Under normal circumstances, the Repositioned Portfolio will invest in a diversified range of securities and other financial instruments, including derivatives, which provide investment exposure to equity and fixed income investments. The Repositioned Portfolio will maintain a strategic, or typical, allocation of approximately 60% of its net assets to equity securities (or financial instruments that provide investment exposure to such securities) and approximately 40% of its net assets to fixed income securities (or financial instruments that provide investment exposure to such securities). The Repositioned Portfolio will employ a dynamic asset allocation strategy by periodically shifting allocations among asset classes and market sectors based on market opportunities. The Repositioned Portfolio will tactically shift portfolio weightings among, and within, each asset class both to take advantage of changing market opportunities for capital appreciation and in response to changing market risk conditions. The Repositioned Portfolio’s asset allocation will be based on an assessment of short- and long-term macroeconomic themes and an analysis of sector fundamentals and relative valuation. As mentioned above, DoubleLine did not offer its dynamic asset allocation strategy prior to March 2016.

The Repositioned Portfolio’s equity allocation may range from 40% to 70% of its net assets, and the Repositioned Portfolio’s fixed income allocation may range from 30% to 60% of its net assets. The Repositioned Portfolio may gain or adjust exposure to each asset class through investments in individual securities or through other instruments, including derivatives. The Repositioned Portfolio may invest in companies of any size and may invest without limit in foreign securities, including emerging market securities.

Equity Allocation

The Repositioned Portfolio’s equity allocation will consist of an actively-managed growth strategy (“Active Allocated Portion”) and a value strategy that seeks to track the performance of a particular index (“Index Allocated Portion”). Within the Repositioned Portfolio’s equity allocation, the Repositioned Portfolio may shift its allocation to the Active Allocated Portion and the Index Allocated Portion within a range of approximately 33% to 67% of the Portfolio’s net assets in the equity allocation. The Repositioned Portfolio’s equity allocation will consist primarily of common stocks, preferred stocks, securities convertible into common or preferred stock, rights or warrants to purchase common or preferred stock, and securities of other investment companies and ETFs. The Repositioned Portfolio may also invest in foreign companies in the form of American Depositary Receipts, American Depositary Shares, and other similar securities.

The Active Allocated Portion will consist of a portfolio of approximately 35-50 growth stocks across a range of market capitalizations and sectors. DoubleLine will actively manage the Active Allocated Portion using a “bottom up” approach, which involves analyzing the individual attributes of a company, to identify attractive growth prospects. DoubleLine uses quantitative and qualitative criteria to screen companies for favorable characteristics. Companies identified through this screening process are then subjected to fundamental analysis of a company’s growth prospects, considering factors such as sustainable competitive advantage, management team and significant ownership by management, capital efficient business model, and other factors affecting a company and its market sectors. The Repositioned Portfolio may invest in companies that do not have publicly-traded securities but that DoubleLine determines represent attractive growth investments, such as companies that are relatively newly-formed, may represent attractive acquisition targets for more-established companies, or may be contemplating an initial public offering of their shares in the future.

With respect to the Index Allocated Portion, the Repositioned Portfolio will use derivatives, or a combination of derivatives, ETFs and/or direct investments, to provide a return that tracks closely the performance of the Shiller Barclays CAPE® US Sector TR USD Index (the “Index”). The Index aims to identify undervalued sectors in the large-cap equity market based on a modified CAPE® (Cyclically Adjusted Price Earnings) ratio, which is designed to assess longer term equity valuations by using an inflation adjusted earnings horizon. The Index allocates an equal weight to four U.S. sectors that are under- valued, as determined by the modified CAPE® ratio. Each U.S. sector is represented by a sector ETF. Each month, the Index ranks ten U.S. sectors based on the modified CAPE® ratio and a twelve-month price momentum factor. The Index selects the five U.S. sectors that are the most undervalued according to the modified CAPE® ratio. Only four of these five undervalued sectors, however, end up in the Index for a given month, as the sector with the worst twelve-month price momentum among the five selected sectors is eliminated.

The Repositioned Portfolio may enter into swap transactions, primarily total return swaps, or futures transactions designed to provide a return approximating the Index’s return. The pricing of any swap transaction will reflect a number of factors that will cause the return on the swap transaction to underperform the Index, including the limited availability of the Index. The Repositioned Portfolio expects to use only a small percentage of its assets to attain the desired exposure to the Index because of the structure of the derivatives. As a result, certain derivatives along with other investments will create investment leverage in the Repositioned Portfolio. In certain cases in which such derivatives may be unavailable or the pricing of those derivatives may be unfavorable, the Repositioned Portfolio may attempt to replicate the Index’s return by purchasing some or all of the securities comprising the Index.

Fixed Income Allocation

The Repositioned Portfolio’s fixed income allocation will consist of fixed income instruments including, but not limited to, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored corporations, foreign and domestic corporate obligations (including foreign hybrid securities); commercial and residential mortgage-backed securities; asset-backed securities; fixed income securities issued by corporations and governments in foreign countries including emerging markets issuers; bank loans and assignments; inverse floaters and interest-only and principal-only securities; inflation-indexed bonds; and other securities bearing fixed or variable interest rates of any maturity.

The Repositioned Portfolio may invest in fixed income securities of any credit quality, including below investment grade securities (commonly known as “junk bonds”). Securities rated below investment grade include those that, at the time of investment, are rated Ba1 or lower by Moody’s Investors Service, Inc. or BB+ or lower by Fitch Ratings Ltd. or S&P Global Ratings or the equivalent by any other nationally recognized statistical rating organization, or, if unrated, determined by the Manager or DoubleLine to be of comparable quality. The Repositioned Portfolio may also invest to a limited extent in debt obligations of distressed companies, including companies that are close to or in default when, for example, DoubleLine believes the restructured enterprise valuations or liquidation valuations may exceed current market values. The Repositioned Portfolio may invest in mortgage-backed or other asset-backed securities of any credit rating or credit quality.

DoubleLine will actively manage asset class exposure with the fixed income allocation using “bottom up” securities selection, and will attempt to exploit inefficiencies within the subsectors of the fixed income market. DoubleLine will use a controlled risk approach in managing the Repositioned Portfolio’s fixed income investments, which will include consideration of:

•	Security selection within a given asset class

•	Relative performance of the various market sectors and asset classes

•	The rates offered by bonds at different maturities

•	Fluctuations in the overall level of interest rates

Under normal market conditions, the weighted average effective duration of the Repositioned Portfolio’s fixed income allocation will be no less than two years and no more than eight years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the duration of the Repositioned Portfolio’s fixed income portfolio adjusted for the anticipated effect of interest rate changes on pre-payment rates. The effective duration of the Repositioned Portfolio’s fixed income investments may vary materially from its target, from time to time, and there is no assurance that the duration of the Repositioned Portfolio’s fixed income investments will meet its target.

Other Investments

In implementing its dynamic allocation investment strategy, the Repositioned Portfolio may invest in derivatives, including futures, forwards, swaps and options,

and other instruments rather than investing directly in equity or fixed income securities. These derivatives and other instruments may be used for a variety of purposes, including, to reduce risk, to seek enhanced returns from certain asset classes and to leverage the Repositioned Portfolio’s exposure to certain asset classes. The Repositioned Portfolio may use index futures, for example, to gain broad exposure to a particular segment of the market, while buying representative securities to achieve exposure to another. The Repositioned Portfolio also may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. DoubleLine will choose in each case based on considerations of cost and efficiency of access to the desired investment exposure.

The Repositioned Portfolio may invest in derivatives to the extent permitted by applicable law. It is anticipated that the Repositioned Portfolio’s use of derivatives will be consistent with its overall investment strategy of obtaining and managing exposure to various asset classes. Because DoubleLine will use derivatives to manage the Repositioned Portfolio’s exposure to different asset classes, the Repositioned Portfolio’s use of derivatives may be substantial. The Repositioned Portfolio’s investments in derivatives may involve the use of leverage because the Repositioned Portfolio will not be required to invest the full market value of the contract upon entering into the contract but will participate in gains and losses on the full contract price. In addition, the Repositioned Portfolio’s investments in derivatives may involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Repositioned Portfolio’s gain or loss. It is not generally expected, however, that the Repositioned Portfolio will be leveraged by borrowing money for investment purposes. The Repositioned Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Repositioned Portfolio’s net asset value or below 0%. The Repositioned Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Repositioned Portfolio’s obligations under derivative transactions.

The Repositioned Portfolio may invest in other investment companies, including ETFs, in seeking to carry out the Repositioned Portfolio’s investment strategies. Such investments may include investment companies sponsored or managed by DoubleLine and its affiliates. The Repositioned Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Manager and its affiliates. The Repositioned Portfolio’s holdings may be frequently adjusted to reflect DoubleLine’s assessment of changing risks, which could result in high portfolio turnover. The Repositioned Portfolio may also lend its portfolio securities to earn additional income.

Description of Performance Benchmark Changes. The proposed changes to the Portfolio’s performance benchmarks are summarized below.

Current Performance Benchmarks	Proposed Performance Benchmarks
S&P 500 Index	S&P 500 Index

Bloomberg Barclay’s U.S. Intermediate Government/Credit Bond Index	Bloomberg Barclay’s U.S. Aggregate Bond Index

All Asset Moderate Growth – Alt 15 Index[1]	60% S&P 500 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index

1

The All Asset Moderate Growth-Alt 15 Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 40%, the MSCI EAFE® Index at a weighting of 15%, the S&P Mid Cap 400® Index at a weighting of 8%, the S&P 500® Index at a weighting of 16%, the Russell 2000® Index at a weighting of 6%, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 10%, and the FTSE NAREIT All Equity REITs Index at a weighting of 5%.

The proposed changes would make the performance benchmarks for the Repositioned Portfolio consistent with the performance benchmarks for the 1290 DoubleLine Fund, which uses the same investment strategy being proposed for the Repositioned Portfolio.

Principal Risks of Investing in the Repositioned Portfolio.    The risks identified below are the principal risks of investing in the Repositioned Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Repositioned Portfolio. An investment in the Repositioned Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Repositioned Portfolio will make every effort to achieve its objective, it can’t guarantee success.

Cash Management Risk:    Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Repositioned Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Repositioned Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Repositioned Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Convertible Securities Risk:    The value of convertible securities fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by the Repositioned Portfolio is called for redemption, the Repositioned Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by the Repositioned Portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Repositioned Portfolio’s investment manager may consider such ratings, and any changes in such ratings, in its determination of whether the Repositioned Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities are normally “junior” securities, which means an issuer usually must pay interest on its non- convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Repositioned Portfolio could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company.

Counterparty Risk:    The Repositioned Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance or non-performance by, another party to a transaction.

Credit Risk:    The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

Derivatives Risk:    The Repositioned Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments. Changes in the value of a derivative may not correlate perfectly or at all with the underlying asset, rate or index, and the Repositioned Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Repositioned Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Repositioned Portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Repositioned Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, impact the Repositioned Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Distressed Companies Risk:    Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Securities of distressed companies may be less liquid and are generally more likely to become worth less than the securities of more financially stable companies. If the issuer of a security held by the Repositioned Portfolio defaults, the Repositioned Portfolio may experience significant losses on the security, which may lower the Repositioned Portfolio’s net asset value. Securities tend to lose much of their value before the issuer defaults.

Equity Risk:    In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk:    Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk:    Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk:    Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk:    There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. Investments in emerging markets are more susceptible to loss than investments in developed markets. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Regulatory Risk:    Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Futures Contracts Risk:    The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Repositioned Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) DoubleLine’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Repositioned Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Repositioned Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Repositioned Portfolio to leveraging risk.

Index Strategy Risk:    The Repositioned Portfolio may use a synthetic replication process to implement its index strategy, in which the Repositioned Portfolio relies on derivatives such as swaps and futures designed to provide a return approximating the Index’s return. These derivatives are agreements between the Repositioned Portfolio and a counterparty to pay the Repositioned Portfolio the return of the index, subjecting the Repositioned Portfolio to counterparty risk. There is the risk that (i) the performance of derivatives related to an index may not correlate with the performance of the Index and will be reduced by transaction costs or other aspects of the transaction’s pricing; (ii) the Repositioned Portfolio may not be able to find counterparties willing to enter into derivative transactions whose returns are based on the return of the Index or find parties who are willing to do so at an acceptable cost or level of risk to the Repositioned Portfolio; and (iii) errors may arise in carrying out the Index’s methodology, or the Index provider may incorrectly report information concerning the Index. Additionally, in cases where derivatives may be unavailable, the Repositioned Portfolio may attempt to replicate the Index’s return by purchasing some or all of the securities comprising the Index.

If the Repositioned Portfolio invests directly in the securities comprising the Index, those assets will be unavailable for other investments. The Repositioned Portfolio may not invest in all of the securities in the Index. Also, the Repositioned Portfolio’s fees and expenses will reduce the Repositioned Portfolio’s returns. Cash flow into and out of the Repositioned Portfolio, portfolio transaction costs, changes in the securities that comprise the Index, and the Repositioned Portfolio’s valuation procedures also may affect the Repositioned Portfolio’s performance. There can be no assurance that the performance of the index strategy will match that of the Index.

Inflation-Indexed Bonds Risk:    Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Repositioned Portfolio may have no income at all from such investments.

Interest Rate Risk:    The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of the Repositioned Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of the Repositioned Portfolio’s debt securities generally declines. A fund with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. Current interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to the Repositioned Portfolio.

Inverse Floaters Risk:    Inverse floaters are fixed income securities with a floating or variable rate of interest. Inverse floaters have interest rates that tend to move in the opposite direction as the specified market rates or indices, and may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity. Inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Investment Grade Securities Risk:    Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Services, Inc. (“Moody’s”) or, if unrated, are deemed to be of comparable quality by the Manager or DoubleLine. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Investment Style Risk:    The Repositioned Portfolio may use a particular style or set of styles — in this case, both “growth” and “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Repositioned Portfolio’s share price. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to its perceived true worth, the market will never fully recognize its intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced.

Large-Cap Company Risk:    Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk:    When the Repositioned Portfolio leverages its holdings, the value of an investment in the Repositioned Portfolio will be more volatile and all other risks will tend to be compounded. For example, the Repositioned Portfolio may take on leveraging risk when it engages in derivatives transactions, (such as futures and options investments) invests collateral from securities loans or borrows money. The Repositioned Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging the Repositioned Portfolio because the Repositioned Portfolio may experience gains or losses not only on its investments in derivatives, but also on the other investments. If the value of the Repositioned Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Repositioned Portfolio’s other investments. Conversely, it is possible that the rise in the value of the Repositioned Portfolio’s non-derivative investments could be offset by a decline in the value of the Repositioned Portfolio’s investments in derivatives. In either scenario, the Repositioned Portfolio may experience losses. In a market where the value of the Repositioned Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Repositioned Portfolio may experience substantial losses.

Liquidity Risk:    The Repositioned Portfolio is subject to the risk that certain investments may be difficult or impossible for the Repositioned Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure. The Repositioned Portfolio may be required to dispose of other investments at unfavorable times or prices to satisfy obligations, which may result in a loss or may be costly to the Repositioned Portfolio. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Loan Risk:    Loan interests are subject to liquidity risk, prepayment risk (the risk that when interest rates fall, debt securities may be repaid more quickly than expected and the Repositioned Portfolio may be required to reinvest in securities with a lower yield), extension risk (the risk that when interest rates rise, debt securities may be repaid more slowly than expected and the value of the Repositioned Portfolio’s holdings may decrease), the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force the Repositioned Portfolio to liquidate other securities to meet redemptions and may present a risk that the Repositioned Portfolio may incur losses in order to timely honor redemptions. There is a risk that the value of any collateral securing a loan in which the Repositioned Portfolio has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Repositioned Portfolio’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. To the extent that the Repositioned Portfolio invests in loan participations and assignments, it is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Repositioned Portfolio could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

Market Risk:    The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact the market as a whole.

Mid-Cap, Small-Cap and Micro-Cap Company Risk:    The Repositioned Portfolio’s investments in mid- small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Repositioned Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small- and micro-cap companies than for mid-cap companies.

Mortgage-Related and Other Asset-Backed Securities Risk:    The Repositioned Portfolio is subject to the risk that the principal on mortgage- and asset-backed securities held by the Repositioned Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Repositioned Portfolio. In addition, certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

Newly Repositioned Portfolio Risk:    The Repositioned Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Repositioned Portfolio will grow to or maintain an economically viable size, which could result in the Repositioned Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Non-Investment Grade Securities Risk:    Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch, and Ba or lower by Moody’s or, if unrated, deemed to be of comparable quality by the Manager or DoubleLine) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

Portfolio Management Risk:    The Repositioned Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results.

Portfolio Turnover Risk:    High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Repositioned Portfolio, which may result in higher fund expenses and lower total return.

Preferred Stock Risk:    Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.

Privately Placed and Restricted Securities Risk:    Privately placed securities are subject to resale restrictions. These securities will have the effect of increasing the level of Repositioned Portfolio illiquidity to the extent the Repositioned Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Repositioned Portfolio to sell certain securities.

Real Estate Investing Risk:    Real estate-related investments may decline in value as a result of factors affecting the real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax increases, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements to qualify for the tax-free pass-through of taxable income and net realized gains. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Risk of Investing in Other Investment Companies:    To the extent the Repositioned Portfolio invests in other investment companies, including ETFs, it will indirectly bear fees and expenses charged by those investment companies, in addition to the Repositioned Portfolio’s direct fees and expenses. The cost of investing in the Repositioned Portfolio, therefore, may be higher than the cost of investing in a mutual fund that exclusively invests directly in individual stocks and bonds. In addition, the Repositioned Portfolio’s net asset value is subject to fluctuations in the net asset values of the underlying funds and the market values of the ETFs in which it invests. The Repositioned Portfolio is also subject to the risks associated with the securities in which the underlying funds and ETFs invest and the ability of the Repositioned Portfolio to meet its investment objective will depend, to a significant degree, on the ability of the underlying funds and ETFs to meet their objectives. The Repositioned Portfolio, the underlying funds and ETFs are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent the Repositioned Portfolio invests in underlying funds and ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Repositioned Portfolio is subject to the risks associated with investing in such securities. With respect to the Repositioned Portfolio investments in ETFs, there is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Repositioned Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Repositioned Portfolio correlate to those of a particular underlying fund or ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the underlying fund or ETF, which will vary.

Sector Concentration Risk:    To the extent the Repositioned Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk:    The Repositioned Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Repositioned Portfolio’s securities lending agent may indemnify the Repositioned Portfolio against that risk. The Repositioned Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Repositioned Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Repositioned Portfolio’s ability to vote proxies or to settle transactions.

Information about the Manager

The Manager is organized as a Delaware limited liability company and is a wholly-owned subsidiary of AXA Equitable. AXA Equitable is a wholly-owned subsidiary of AXA Financial, Inc. AXA Financial, Inc. is a wholly-owned subsidiary of AXA, a French insurance holding company. The principal offices of AXA Equitable and AXA Financial, Inc. are located at 1290 Avenue of the Americas, New York, New York 10104. As of December 31, 2016, the Manager had approximately $101.5 billion in assets under management.

Set forth below are the names, titles and principal occupations of the principal executive officers and directors of the Manager. Unless otherwise noted, the address of each individual is 1290 Avenue of the Americas, New York, New York 10104. None of the officers or directors of the Manager are also officers or directors of DoubleLine.

Name	Position(s) Held with the Manager	Principal Occupation
Steven M. Joenk	Chairman of the Board, Chief Executive Officer and President	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, FMG LLC; from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s Funds Management Group (“FMG”) unit; from July 2004 to October 1, 2013, Senior Vice President, MONY Life Insurance Company; from July 2004 to present, Senior Vice President, MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc.; from July 2004 to January 2011, Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management; from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director MONY International Holdings, LLC.
Patricia Louie, Esq.	Executive Vice President and General Counsel	From June 2012 to present, Executive Vice President and General Counsel of FMG LLC; from May 2011 to June 2012, Senior Vice President and Corporate Counsel of FMG LLC; from February 2011 to present, Managing Director and Associate General Counsel of AXA Financial and AXA Equitable; from May 2003 to February 2011, Vice President and Associate General Counsel of AXA Equitable.
Joseph J. Paolo	Senior Vice President and Chief Compliance Officer	From May 2011 to present, Senior Vice President and Chief Compliance Officer of FMG LLC; from June 2007 to present, Lead Director of AXA Equitable and Chief Compliance Officer of AXA Equitable’s Fund Management Group.
Brian Walsh*	Director and Senior Vice President	From May 2011 to present, Director and Senior Vice President of FMG LLC; from February 2003 to present, Lead Director of AXA Equitable.
Mary Cantwell	Director and Senior Vice President	From June 2012 to present, Senior Vice President of FMG LLC; from February 2011 to present, Director of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2001 to present, Lead Director, AXA Equitable.
Michal Levy	Director and Vice President	From December 2014 to present, Director of FMG LLC; from June 2014 to present, Vice President of FMG LLC; from October 2013 to present, Senior Director of AXA Equitable; from October 2011 to October 2013, Assistant Vice President of AXA Equitable; and from October 2008 to October 2011, Vice President of Portfolio Valuation at Duff & Phelps.

*	The address for Mr. Walsh is Newport Center, 525 Washington Boulevard, 30th Floor, Jersey City, New Jersey 07310-1606.

Messrs. Stephen M. Joenk, Joseph J. Paolo, Brian Walsh, Kenneth Kozlowski, Alwi Chan, James Kelly, Anthony Geron, Michael Weiner, Joseph Signora, Richard Guinnessey and Xavier Poutas and Mses. Patricia Louie, Mary Cantwell, Michal Levy, Kiesha T. Astwood-Smith, Miao Hu, Helen Lai and Helen Espaillat are currently officers or Trustees of the Trust and officers, employees or directors of the Manager.

Information about the New Sub-Adviser

DoubleLine Capital LP is organized as a limited partnership in the State of Delaware. DoubleLine has been registered as an investment adviser with the SEC since December 23, 2009. As of December 31, 2016, DoubleLine had approximately $101 billion in assets under management. DoubleLine’s address is 333 South Grand Avenue, Suite 1800, Los Angeles, California 90017.

Set forth below are the names, titles and principal occupations of the principal executive officers of DoubleLine. The address of each individual is 333 South Grand Avenue, Suite 1800, Los Angeles, California 90017. None of the officers of DoubleLine are also officers or directors of the Manager.

Name	Title/Responsibilities
Jeffrey Gundlach	Chief Executive Officer; Chief Investment Officer; Director; Limited Partner; Executive Committee Member
Philip Barach	President; Limited Partner; Executive Committee Member
Louis Lucido	Chief Operative Officer; Limited Partner; Executive Committee Member
Joseph Galligan	Executive Vice President; Limited Partner; Executive Committee Member
Keith Kirk	Deputy General Counsel/Chief Compliance Officer; Executive Committee Member; Limited Partner
Henry Chase	Chief Financial Officer; Limited Partner; Executive Committee Member
Earl Lariscy	General Counsel; Limited Partner; Executive Committee Member
Ronald Redell	Executive Committee Member; Limited Partner; Director, Global Relationship Management
Cris Santa Ana III	Chief Risk Officer; Executive Committee Member; Limited Partner
Ignacio Sosa	Executive Committee Member; Director, Product Solutions Group; Limited Partner
Barbara Van Every	Executive Committee Member; Director, Investor Services; Limited Partner
Casey Moore	Chief Technology Officer; Executive Committee Member; Limited Partner
Mark Christensen	Executive Committee Member; Limited Partner
Jeffrey Sherman	Executive Committee Member; Deputy Chief Investment Officer; Limited Partner

Portfolio Managers for the Repositioned Portfolio

The Repositioned Portfolio will be managed by a team of portfolio managers and other investment professionals.

Information about the members of the Manager’s team who will be jointly and primarily responsible for the selection, monitoring and oversight of the Repositioned Portfolio’s sub-adviser(s) is as follows:

Kenneth T. Kozlowski CFP®, CHFC, CLU has served as Executive Vice President and Chief Investment Officer of FMG LLC since June 2012 and as Managing Director of AXA Equitable since September 2011. He was Senior Vice President of FMG LLC from May 2011 to June 2012 and a Vice President of AXA Equitable from February 2001 to August 2011. He has served as Vice President of the Trust from June 2010 to present. Since 2003 Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds-of-funds currently managed by FMG LLC. Mr. Kozlowski served as Chief Financial Officer of the Trust from December 2002 to June 2007. He has served as portfolio manager to the Portfolio since its inception in August 2012.

Alwi Chan CFA® has served as Senior Vice President and Deputy Chief Investment Officer of FMG LLC since June 2012 and as Lead Director of AXA Equitable since February 2007. He served as Vice President of FMG LLC from May 2011 to June 2012. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as Vice President of the Trust since 2007.

Information about the portfolio managers of the Sub-Adviser who will be jointly and primarily responsible for asset allocation and investment selection for the Repositioned Portfolio is as follows:

Jeffrey E. Gundlach is a co-founder of DoubleLine. He has been Chief Executive Officer and Chief Investment Officer of DoubleLine since its inception in December 2009.

Philip A. Barach is a co-founder of DoubleLine. He has been President of DoubleLine since its inception in December 2009.

R. Brendt Stallings joined DoubleLine in January 2013 and is also a founding partner and a portfolio manager in DoubleLine Equity LP (an affiliate of DoubleLine). Prior to DoubleLine Equity LP, Mr. Stallings was a Group Managing Director at TCW Investment Management Company from 1996 to 2012.

Substantially Similar Portfolio Advised by the Manager

The chart below provides information regarding the advisory fee charged by the Manager to the comparable fund subject to the 1940 Act that it advises.

Name of Fund	Assets (as of December 31, 2016)	Advisory Fee Rate (% of average daily net assets)
1290 DoubleLine Dynamic Allocation Fund	$53,916,318	First $1 Billion 0.750% Next $1 Billion 0.700% Next $3 Billion 0.675% Next $5 Billion 0.650% Thereafter 0.625%

The Manager is the investment adviser of the 1290 DoubleLine Fund, a retail mutual fund. Subject to shareholder approval of this Proposal 1, the Repositioned Portfolio would have the same investment objective and investment strategy as the 1290 DoubleLine Fund.

Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the 1290 DoubleLine Fund through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (the “1290 DoubleLine Fund Expense Limitation Arrangement”) so that the annual operating expenses of the 1290 DoubleLine Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), fees and expenses of other investment companies in which the 1290 DoubleLine Fund may invest, 12b-1 fees, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.00% for Class A, Class C, Class I and Class R shares of the 1290 DoubleLine Fund. The 1290 DoubleLine Fund Expense Limitation Arrangement may be terminated by the Manager at any time after April 30, 2017.

Substantially Similar Portfolio Advised by the New Sub-Adviser

The chart below provides information regarding the sub-advisory fee charged by DoubleLine for the comparable fund subject to the 1940 Act that it advises.

Name of Fund	Assets (as of December 31, 2016)	Sub-Advisory Fee Rate (% of average daily net assets)
1290 DoubleLine Dynamic Allocation Fund	$53,916,318	0.40%

DoubleLine is the sub-adviser of the 1290 DoubleLine Fund. Subject to shareholder approval of this Proposal 1, the Repositioned Portfolio would have the same investment objective and investment strategy as the 1290 DoubleLine Fund. The 1290 DoubleLine Fund commenced operations in March 2016; prior to that date, DoubleLine did not offer the dynamic asset allocation strategy.

The Manager pays DoubleLine a sub-advisory fee of 0.40% of the 1290 DoubleLine Fund’s average daily net assets. The 1290 DoubleLine Fund does not pay DoubleLine directly.

The terms of the proposed sub-advisory agreement between the Manager and DoubleLine (the “Sub-Advisory Agreement”) with respect to the Repositioned Portfolio are substantially similar to the terms of sub-advisory agreement between the Manager and DoubleLine with respect to the 1290 DoubleLine Fund, except as to the effective date. Pursuant to the Sub-Advisory Agreement, DoubleLine will be appointed by the Manager to act as investment sub-adviser for the Repositioned Portfolio and to implement the Repositioned Portfolio’s strategy, subject to the direction, control and oversight of the Manager and the Board. The Sub-Advisory Agreement will remain in effect for an initial two-year term and thereafter only so long as the Board, including a majority of the Independent Trustees, specifically approves its continuance at least annually. The Sub-Advisory Agreement can be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Repositioned Portfolio, on sixty days’ written notice to the Manager and DoubleLine, or by the Manager or DoubleLine on sixty days’ written notice to the Trust and the other party. The Sub-Advisory Agreement also terminates automatically in the event of its “assignment” (as defined in the 1940 Act) or in the event that the New Management Agreement between the Manager and the Trust is terminated for any other reason. The Manager (and not the Repositioned Portfolio) is responsible for the payment of the sub-advisory fee to DoubleLine.

The Sub-Advisory Agreement generally provides that DoubleLine will not be liable for any losses, claims, damages, liabilities or litigation incurred by the Manager or the Trust as a result of any error of judgment or mistake of law by DoubleLine with respect to the Repositioned Portfolio, except that nothing in the Sub-Advisory Agreement limits DoubleLine’s liability for all losses, claims, damages, liabilities or litigation arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of DoubleLine in the performance of any of its duties or obligations or (ii) any untrue statement of a material fact, or any omission thereof, in the Trust’s Prospectus, Statement of Additional Information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Repositioned Portfolio, if such statement or omission was made in reliance upon information furnished by DoubleLine to the Manager or the Trust.

Matters Considered by the Board

At the meeting held on November 30-December 1, 2016, the Board, including the Independent Trustees, considered and unanimously approved the New Management Agreement, including the increased investment management fee rate, with the Manager and the Sub-Advisory Agreement between the Manager and the proposed Sub-Adviser with respect to the Portfolio, as well as the Manager’s proposed changes to the Portfolio’s non-fundamental investment objective, strategy and policies, performance benchmarks, and name. For purposes of this discussion, the New Management Agreement and the Sub-Advisory Agreement together are referred to as the “Agreements.”

In connection with its consideration of the Portfolio Repositioning, the Board noted that the terms of the New Management Agreement (i) would mirror the current investment management agreement for the other portfolios of the Trust (i.e., the actively-managed, single sub-adviser portfolios) that operate in a manner similar to how the Portfolio would operate after the Portfolio Repositioning, (ii) would more clearly reflect the different services that the Manager would provide in managing the Portfolio after the Portfolio Repositioning, and (iii) would increase the contractual investment management fee rate for the Portfolio to permit the Manager to (a) retain and pay the proposed Sub-Adviser an appropriate sub-advisory fee to handle asset allocation, security selection and overall implementation of the Repositioned Portfolio’s investment management program and (b) incur the increased costs in connection with the proposed changes to the Repositioned Portfolio. Other than these changes, all the terms of the Current Management Agreement with respect to the Portfolio will remain substantially the same under the New Management Agreement with respect to the Repositioned Portfolio. In this regard, the Board noted that it had most recently approved the continuation of the Current Management Agreement between the Manager and the Trust with respect to the Portfolio at a meeting held on July 19-21, 2016.

The Board noted that the Trust is an affiliated investment company of 1290 Funds, which is also advised by the Manager (d/b/a 1290 Asset Managers), and that all of the Board members also currently serve on the Board of Trustees of 1290 Funds. The Board also noted that the Manager currently serves as the investment adviser for the 1290 DoubleLine Fund, a fund of 1290 Funds, and would manage the Repositioned Portfolio in a manner substantially similar to the manner in which it currently advises the 1290 DoubleLine Fund. The Board also noted that DoubleLine currently serves as investment sub-adviser for the 1290 DoubleLine Fund and would serve as investment sub-adviser for the Repositioned Portfolio using the same investment strategy and style and portfolio management team. The Board also noted that DoubleLine also currently serves as investment sub-adviser for other portfolios, or allocated portion(s) of portfolio(s), of the Trust. In this connection, the Board members noted that they had most recently approved the continuation of the investment sub-advisory agreement between the Manager and DoubleLine with respect to these other portfolios of the Trust at a meeting held on July 19-21, 2016.

In reaching its decision to approve each Agreement with respect to the Portfolio, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to the Portfolio and each Agreement, including: (1) the nature, quality and extent of the overall services to be provided to the Repositioned Portfolio by the Manager, the proposed Sub-Adviser and, where applicable, their respective affiliates; (2) comparative performance information; (3) the level of the Repositioned Portfolio’s proposed management fee and sub-advisory fee, and the Repositioned Portfolio’s expense ratios relative to those of peer funds; (4) the anticipated costs of the services to be provided by, and the estimated profits to be realized by, the Manager and its affiliates from their relationships with the Repositioned Portfolio; (5) the anticipated effect of growth and size on the Repositioned Portfolio’s performance and expenses, including any potential economies of scale and, if so, whether such economies of scale are equitably shared with investors; and (6) “fall out” benefits that may accrue to the Manager, the proposed Sub-Adviser and their respective affiliates (i.e., indirect benefits that the Manager or the proposed Sub-Adviser or their affiliates would be unable to generate but for the existence of the Portfolio). In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

In connection with its consideration of the Portfolio Repositioning, including the proposed increased investment management fee rate, the Board took into account information prepared by the Manager and the proposed Sub-Adviser, including memoranda and other materials addressing the factors set out above, and provided to the Trustees prior to the meeting. The Board also took into account information, including information relating to the proposed Sub-Adviser, provided to the Trustees, including in their capacities as Trustees of 1290 Funds, at prior Board meetings. The information provided to the Trustees described, among other things, the Repositioned Portfolio’s investment strategies and risks, the services to be provided by the Manager and the proposed Sub-Adviser, as well as the Manager’s and the proposed Sub-Adviser’s investment personnel, proposed investment management and sub-advisory fees, expense ratios, expense limitation arrangements, performance information and other matters. During the meeting, the Trustees met with senior representatives of the Manager to discuss the Agreements and the information provided. The Independent Trustees met in advance of, and in executive session during, the meeting at which the Board approved the Agreements to review the information provided. At the meeting, the Independent Trustees and management engaged in extensive discussions regarding the Agreements. The Independent Trustees were assisted by independent legal counsel prior to and during the meeting and during their deliberations regarding the Agreements and also received materials discussing the legal standards applicable to their consideration of the Agreements. In approving the Agreements, each Trustee, including the Independent Trustees, on the basis of their business judgment after review of all information, determined that the proposed investment management and sub-advisory fees were fair and reasonable and that the approval of the Agreements was in the best interests of the Portfolio and its investors. Although the Board gave attention to all information provided, the following discusses some of the primary factors that the Board deemed relevant to its decision to approve the Agreements.

Nature, Quality and Extent of Services

The Board evaluated the nature, quality and extent of the overall services to be provided to the Repositioned Portfolio and its investors by the Manager, the proposed Sub-Adviser and, where applicable, their respective affiliates. In addition to the performance information discussed below, the Board considered the Manager’s and the proposed Sub-Adviser’s responsibilities with respect to the Repositioned Portfolio.

In considering the Portfolio Repositioning, the Board recognized that the services to be performed by the Manager in managing the assets of the Portfolio will change and likely significantly increase as a result of the Portfolio Repositioning. With respect to the New Management Agreement, the Board considered that the Manager would be responsible for, among other things, developing the investment strategy for the Repositioned Portfolio; researching, selecting and hiring the proposed Sub-Adviser, and conducting ongoing “due diligence” on and monitoring the proposed Sub-Adviser; overseeing the proposed Sub-Adviser’s selection of investments for the Repositioned Portfolio; monitoring and evaluating the performance of the Repositioned Portfolio; monitoring the investment operations and composition of the Repositioned Portfolio and, in connection therewith, monitoring compliance with the Repositioned Portfolio’s investment objective, policies and restrictions, as well as the Repositioned Portfolio’s compliance with applicable law and the Trust’s compliance policies and procedures; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters; coordinating and managing the flow of information and communications relating to the Repositioned Portfolio among the proposed Sub-Adviser and other applicable parties; coordinating responses to regulatory agency inquiries relating to the operations of the Trust and coordinating litigation matters involving the Manager and the Trust; and implementing Board directives as they relate to the Repositioned Portfolio. The Board also considered information regarding the Manager’s process for selecting and monitoring the proposed Sub-Adviser and the other service providers to the Repositioned Portfolio, as well as information regarding the qualifications and experience of, and resources available to, the personnel who would perform those functions with respect to the Repositioned Portfolio. The Board further considered that the Manager has provided the Trust with personnel, including Trust officers, in connection with carrying out its responsibilities. The Board also considered that the Manager would assume significant entrepreneurial risk by repositioning the Portfolio and that the Manager also would bear and assume significant ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks. The Board considered that the Manager’s responsibilities with respect to the Repositioned Portfolio would include daily monitoring of investment, operational, enterprise, litigation, regulatory and compliance risks as they relate to the Repositioned Portfolio. The Board also considered information regarding the Manager’s ongoing risk management activities. The Board’s conclusion regarding the nature, quality and extent of the overall services to be provided by the Manager also was based, in part, on (i) the Board’s experience and familiarity with the Manager serving as the investment manager for other actively-managed, single sub-adviser portfolios of the Trust and on periodic reports provided to the Board regarding the services provided by the Manager to those other portfolios, and (ii) the Trustees’ experience and familiarity, in their capacities as Trustees of 1290 Funds, with the Manager serving as the investment adviser for the 1290 DoubleLine Fund and on periodic reports provided to the Trustees, in their capacities as Trustees of 1290 Funds, regarding the services provided by the Manager to that fund.

With respect to the proposed Sub-Adviser, the Board considered that, subject to the oversight of the Manager, the proposed Sub-Adviser would be responsible for making investment decisions for the Repositioned Portfolio; placing with brokers or dealers orders for the purchase and sale of investments for the Repositioned Portfolio; and performing certain related administrative functions. The Board also reviewed information regarding the proposed Sub-Adviser’s process for selecting investments for the Repositioned Portfolio, as well as information regarding the qualifications and experience of the proposed Sub-Adviser’s portfolio managers who would provide services to the Repositioned Portfolio. In addition, the Board received information regarding the proposed Sub-Adviser’s trading experience and how the proposed Sub-Adviser would seek to achieve “best execution” on behalf of the Repositioned Portfolio. The Board’s conclusion regarding the nature, quality and extent of the overall services to be provided by the proposed Sub-Adviser also was based, in part, on (i) the Board’s experience and familiarity with the Sub-Adviser serving as an investment sub-adviser for other portfolios of the Trust and on periodic reports provided to the Board regarding the services provided by the Sub-Adviser to those other portfolios, and (ii) the Trustees’ experience and familiarity, in their capacities as Trustees of 1290 Funds, with the Sub-Adviser serving as the investment sub-adviser for the 1290 DoubleLine Fund and on periodic reports provided to the Trustees, in their capacities as Trustees of 1290 Funds, regarding the services provided by the Sub-Adviser to that fund. It was noted that DoubleLine has employed the investment strategy being proposed for the Repositioned Portfolio only since March 2016 in its role as the investment sub-adviser for the 1290 DoubleLine Fund and thus has only a short operating history with the investment strategy.

The Board members also factored into their review their experience and familiarity with the Manager’s and the proposed Sub-Adviser’s compliance programs, policies, and procedures with respect to the Trust. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Manager or the proposed Sub-Adviser and reviewed information regarding the Manager’s and the proposed Sub-Adviser’s financial condition and history of operations and potential conflicts of interest in managing the Repositioned Portfolio.

The Board also considered the benefits to investors from participation in an FMG LLC-sponsored mutual fund, including the benefits of investing in a fund that is part of a large family of funds offering a wide range of portfolios, advisers and investment styles. In addition, the Board considered the nature, quality and extent of the administrative, investor servicing and distribution services that the Manager and its affiliates provide to the Portfolio and its shareholders. The Board also noted that, throughout the past year, the Manager and its affiliates had continued or undertaken initiatives, including in response to investor behavior, intended to improve various aspects of the Trust’s operations and investors’ experience with the FMG LLC-sponsored mutual funds. In this regard, the Board noted that the Manager had informed the Board that it believed that the factors which differentiated the Repositioned Portfolio from the Portfolio and many of the Trust’s other asset allocation options, including its use of a dynamic asset allocation strategy combined with direct investment in equity and fixed income securities as well as other financial instruments, would provide investors who are Contractholders with a greater diversity of investment options.

For purposes of evaluating the nature, quality and extent of the overall services to be provided to the Repositioned Portfolio, the Board received and reviewed information regarding the Repositioned Portfolio’s proposed investment objective, policies and anticipated investments. The Board also considered the Manager’s expertise, resources, proposed methodology, and personnel for managing the Repositioned Portfolio. The Board also received and reviewed performance data relating to the proposed Sub-Adviser’s management of the 1290 DoubleLine Fund, as compared to appropriate benchmarks. In this regard, the Board noted that the 1290 DoubleLine Fund has limited operating history. The Board also considered the proposed Sub-Adviser’s expertise, resources, proposed investment strategy, and personnel for advising the Repositioned Portfolio, again noting its familiarity with DoubleLine’s investment strategy and portfolio management team. Although the Board considered the historical performance of the Portfolio, operating as a fund-of-funds, as part of the overall Portfolio Repositioning, it did not consider that performance as a specific factor in approving the New Management Agreement. The Board noted, however, that it had approved the continuation of the Portfolio’s Current Management Agreement at a meeting held on July 19-21, 2016, and had considered the Portfolio’s historical performance at that time.

Based on its review, the Board determined that the nature, quality and extent of the overall services to be provided by the Manager and the proposed Sub-Adviser were appropriate for the Repositioned Portfolio in light of its proposed investment objective and strategy and, thus, supported a decision to approve the Agreements.

Expenses

The Board considered the Repositioned Portfolio’s proposed increased investment management fee rate and proposed sub-advisory fee rate in light of the nature, quality and extent of the overall services to be provided by the Manager and the proposed Sub-Adviser. In addition, the Board considered the relative levels of the sub-advisory fee rate to be paid to the proposed Sub-Adviser and the investment management fee rate to be retained by the Manager in light of, among other factors, the services to be provided to the Repositioned Portfolio by the Manager and the proposed Sub-Adviser. The Board considered that all fees and expenses of the Repositioned Portfolio would be explicitly disclosed in its offering documents.

The Board considered that the Manager proposed the increased investment management fee rate for the Repositioned Portfolio in order to effect the Portfolio Repositioning. The Board noted that the Portfolio currently operates as a fund-of-funds by investing in Underlying Portfolios and Underlying ETFs and that the Manager currently is responsible for allocating the Portfolio’s assets among various Underlying Portfolios and Underlying ETFs (and adding new Underlying Portfolios and Underlying ETFs or replacing or eliminating existing Underlying Portfolios and Underlying ETFs). The Board noted that the Repositioned Portfolio, on the other hand, would not operate as a fund-of-funds by investing in Underlying Portfolios and Underlying ETFs like the Portfolio. Instead, the Repositioned Portfolio would implement the proposed

Sub-Adviser’s dynamic asset allocation strategy combined with direct investment in equity and fixed income securities as well as other financial instruments, periodically shifting allocations among asset classes and market sectors based on market opportunities. As a result, the proposed Sub-Adviser would be responsible for asset allocation, security selection and overall implementation of the Repositioned Portfolio’s investment program. In order to pursue this investment strategy, the proposed Sub-Adviser must assess short- and long-term macro-economic themes and analyze sector fundamentals and relative valuation. The Repositioned Portfolio’s investment strategy will also involve the proposed Sub-Adviser’s use of derivatives, which will, in turn, require the negotiation, execution, and delivery of various derivative contracts and tri-party custody agreements. The Board accepted the Manager’s assertion that the proposed sub-advisory fee rate for the proposed Sub-Adviser reflects the operational and investment decision-making responsibilities and corresponding costs to be incurred by the proposed Sub-Adviser. In turn, the Repositioned Portfolio’s use of the proposed Sub-Adviser’s dynamic asset allocation strategy combined with direct investment in equity and fixed income securities as well as other financial instruments, when compared to the Portfolio’s current fund-of-funds structure, would result in a significant increase in the costs of operating the Portfolio for the Manager, including costs of hiring and overseeing the Sub-Adviser.

As a result of the changes and the higher costs of operating the Repositioned Portfolio, the Manager recommended to the Board that it approve requesting shareholder approval for an increased investment management fee rate. The Board accepted the Manager’s assertion that the proposed increased contractual investment management fee rate for the Repositioned Portfolio will permit the Manager to (a) retain and pay the proposed Sub-Adviser an appropriate sub-advisory fee to handle asset allocation, security selection and overall implementation of the Repositioned Portfolio’s investment management program, and (b) incur the increased costs in connection with the proposed changes to the Repositioned Portfolio. The Board noted that, although the Repositioned Portfolio’s contractual investment management fee rate is higher than the Portfolio’s contractual investment management fee rate, the increase in the investment management fee would be offset to a significant extent by the elimination of the fees and expenses associated with the underlying funds in the current fund-of-funds strategy.

With respect to the New Management Agreement, the Board also considered, among other things, a comparative analysis of the actual investment management fee rate and total expense ratios for the Portfolio for the fiscal year ended December 31, 2015, and the proposed investment management fee rate and total expense ratios for the Repositioned Portfolio assuming the Portfolio Repositioning had gone into effect during the same period. The Board further considered that the proposed investment management fee schedule for the Repositioned Portfolio includes breakpoints that would reduce the investment management fee rate as Repositioned Portfolio assets increase above certain levels. The Board noted that any such reduction in the Repositioned Portfolio’s investment management fee would result in corresponding reductions in the Repositioned Portfolio’s total expense ratios. In addition, the Board considered that the Manager would agree, through at least April 30, 2018, to a contractual expense limitation arrangement that is lower than the Portfolio’s existing expense limitation arrangements. The Board noted that, to the extent that the Manager waives fees pursuant to the expense limitation arrangement, the Repositioned Portfolio’s actual investment management fee may be lower than the Repositioned Portfolio’s contractual investment management fee. Based on its review, the Board determined that the Manager’s proposed fee for the Repositioned Portfolio is fair and reasonable.

With respect to the Sub-Advisory Agreement, the Board also considered the proposed sub-advisory fee in light of the fees that the proposed Sub-Adviser charges under other sub-advisory agreements with other clients. The Board further noted that the Manager, and not the Repositioned Portfolio, would pay the proposed Sub-Adviser and that the proposed sub-advisory fee was negotiated between the proposed Sub-Adviser and the Manager. Moreover, the Board noted that the Manager generally is aware of the fees charged by sub-advisers to other clients and that the Manager believes that the fee agreed upon with the proposed Sub-Adviser is reasonable in light of the nature, quality and extent of the investment sub-advisory services to be provided. Based on its review, the Board determined that the proposed sub-advisory fee for the proposed Sub-Adviser is fair and reasonable.

Profitability and Costs

With respect to the New Management Agreement, the Board noted that it had reviewed, at a meeting held on July 19-21, 2016, information about the level of profits realized by the Manager and its affiliates in connection with the operation of the Portfolio as a fund-of-funds. The Board also considered information provided by the Manager regarding the expected impact of the Portfolio Repositioning on the Manager’s profitability with respect to the Repositioned Portfolio.

With respect to the Sub-Advisory Agreement, the Board considered the estimated impact of the proposed sub-advisory fee on the profitability of the Manager. The Manager advised the Board that it does not regard Sub-Adviser profitability as meaningful to its evaluation of the Sub-Advisory Agreement. The Board acknowledged the Manager’s view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of the sub-advisory fee and that the fee paid to the proposed Sub-Adviser is the product of negotiations with the Manager and reflects levels of profitability acceptable to the Manager and the proposed Sub-Adviser based on the particular circumstances in each case for each of them.

Economies of Scale

The Board also considered whether economies of scale or efficiencies would be realized as the Repositioned Portfolio grows larger and the extent to which this is reflected in the proposed investment management, administrative and sub-advisory fee schedules for the Repositioned Portfolio. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any realized economies of scale or efficiencies may be shared with portfolios and their shareholders in a variety of ways, including: (i) breakpoints in the management fee or other fees so that a portfolio’s effective fee rate declines as the portfolio grows in size, (ii) subsidizing a portfolio’s expenses by making payments or waiving all or a portion of the management fee or other fees so that the portfolio’s total expense ratio does not exceed certain levels, (iii) setting the management fee or other fees so that a portfolio is priced to scale, which assumes that the portfolio has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the manager, and (iv) reinvestment in, and enhancements to, the services that a manager and its affiliates provide to a portfolio and its shareholders. The Board noted that the proposed investment management and administrative fee rate schedules for the Repositioned Portfolio include breakpoints that would reduce the investment management and administrative fee rates as Repositioned Portfolio assets increase above certain levels. The Board also noted that the proposed administrative fee rate schedule for the Repositioned Portfolio aggregates the assets managed by the Manager in the Repositioned Portfolio and certain other portfolios of the Trust and AXA Premier VIP Trust. In addition, the Board noted that the Manager would agree, through at least April 30, 2018, to a contractual expense limitation arrangement that is lower than the Portfolio’s existing expense limitation arrangements and would assume certain expenses of the Repositioned Portfolio by making payments or waiving all or a portion of its investment management, administrative and other fees so that the Repositioned Portfolio’s total expense ratios would not exceed certain contractual levels to be set forth in its prospectus. The Board also considered that the Manager could potentially share any realized economies of scale or efficiencies with the Repositioned Portfolio through reinvestment in, and enhancements to, the services that the Manager and its affiliates provide over time, such as hiring additional personnel and providing additional resources in areas that would be relevant to the management and administration of the Repositioned Portfolio. In this regard, the Board also noted that it had recently approved, and the Manager had implemented in April 2016, a new securities lending program for the Trust. In connection with its deliberations regarding the Sub-Advisory Agreement, the Board noted that the proposed flat sub-advisory fee rate is the same advisory fee rate that is charged by the proposed Sub-Adviser to the 1290 DoubleLine Fund. The Board considered these factors, and the relationship they bear to the fee structure to be charged to the Repositioned Portfolio by the Manager, and concluded that there would be a reasonable sharing of benefits from any realized economies of scale or efficiencies with the Repositioned Portfolio.

Fall-Out Benefits

The Board also considered the extent to which fall-out benefits may accrue to the Manager and its affiliates. In this connection, the Board considered several possible fall-out benefits and other types of benefits, including the following. The Board noted that the Manager also would serve as the administrator for the Repositioned Portfolio and would receive compensation for acting in this capacity. The Board also noted that AXA Distributors, LLC, an affiliate of the Manager, serves as the underwriter for the

Trust and would receive from the Repositioned Portfolio payments pursuant to Rule 12b-1 plans with respect to its Class IB shares to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Manager and may, from time to time, receive brokerage commissions from the Repositioned Portfolio in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. The Board also noted that the Manager’s affiliated insurance companies, as depositors of the insurance company separate accounts investing in the Repositioned Portfolio, would receive certain significant tax benefits associated with such investments as well as other potential benefits. The Board also considered that the Repositioned Portfolio would be offered as an investment option through variable insurance contracts offered and sold by the Manager’s affiliated insurance companies and that the performance of the Repositioned Portfolio may impact, positively or negatively, each insurance company’s ability to hedge the risks associated with guarantees that each insurance company may provide as the issuer of such contracts. The Board also noted that the Manager’s affiliated insurance companies and AXA Distributors, LLC receive compensation, which may include sales charges, separate account fees and charges, and other variable contract fees and charges, from the sale and administration of these variable insurance contracts. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Manager are fair and reasonable.

The Board also considered possible fall-out benefits that may accrue to the proposed Sub-Adviser, including the following. The Board noted that the proposed Sub-Adviser serves as investment sub-adviser for other mutual funds managed or advised by the Manager and receives sub-advisory fees with respect to those other mutual funds. In addition, the Board recognized that the proposed Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Manager’s affiliated insurance companies and that the proceeds of those sales may be invested in the Repositioned Portfolio. The Board also recognized that the proposed Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, other investment products issued by the Manager or its affiliates. In addition, the Board noted that the proposed Sub-Adviser may benefit from greater exposure in the marketplace with respect to the proposed Sub-Adviser’s investment process and from expanding its level of assets under management, and the proposed Sub-Adviser may derive benefits from its association with the Manager. Based on its review, the Board determined that any “fall-out” benefits that may accrue to the proposed Sub-Adviser are fair and reasonable.

Implementation

As explained in more detail above, the Manager and the Board are proposing the New Management Agreement, including an increase in the investment management fee rate, in order to enable the Manager to:

•	change the Portfolio from a fund-of-funds to a fund that primarily invests directly in equity and debt securities and other instruments, and

•	retain DoubleLine as the new sub-adviser for the Portfolio and enable DoubleLine to implement a new investment strategy for the Portfolio.

If the New Management Agreement is approved by shareholders, it would become effective upon the appointment of DoubleLine as the new sub-adviser to the Repositioned Portfolio. The appointment of DoubleLine would occur on or about April 28, 2017. At that time, it is expected that the Portfolio’s name would be changed to the 1290 VT DoubleLine Dynamic Allocation Portfolio.

Required Vote for Proposal 1

Approval of Proposal 1 will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Portfolio present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. “Voting securities” refers to the shares of the Portfolio.

The Trustees recommend that shareholders vote “FOR” Proposal 1.

PROPOSAL 2: APPROVAL OF CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS

Background

Fundamental investment restrictions of mutual funds (such as the Portfolio) cannot be changed without shareholder approval. In contrast, non-fundamental investment restrictions may be amended by Board action, without separate shareholder approval.

Unlike the Portfolio’s investment objective, strategy and policies proposed to be changed in connection with Proposal 1, all of which are non-fundamental, the Portfolio’s investment restrictions proposed to be changed in this Proposal 2 are fundamental.

The 1940 Act requires all mutual funds to adopt certain “fundamental” investment restrictions with respect to several specific types of activities, including a fund’s ability to: borrow money; issue senior securities; engage in the business of underwriting securities issued by other persons; concentrate its investments in any particular industry or group of industries; purchase or sell real estate; purchase or sell commodities; and make loans to other persons. The 1940 Act also requires funds to state whether they are diversified or non-diversified, as those terms are defined in the 1940 Act. The 1940 Act permits a fund to designate any other of its policies as fundamental investment restrictions, as the fund deems necessary or desirable.

The Manager has reviewed the Portfolio’s current fundamental investment restrictions and has recommended to the Board that they be amended, subject to shareholder approval. In general, the amendments described in Proposals 2.A. through 2.H. are intended to give the Portfolio greater flexibility to take advantage of, and react to, changing financial markets, new investment opportunities, and future changes in applicable law — without the expense and delay of seeking further shareholder approval. Accordingly, the proposed investment restrictions are written and will be interpreted broadly. The Manager believes that the proposed investment restrictions will enhance the Manager’s and, if retained, the proposed Sub-Adviser’s ability to manage the Portfolio in a changing regulatory or investment environment. The proposed amendments are also intended to create more uniform investment restrictions among the mutual funds sponsored by the Manager. By making the investment restrictions of all such mutual funds consistent where it is possible to do so, monitoring compliance will be streamlined and more efficient. In addition, the Portfolio has designated its diversification status as a fundamental investment restriction. However, because the 1940 Act does not require a fund to do so, the fundamental investment restriction is proposed to be removed. As discussed below, shareholder approval will still be required if the Manager determines to change the Portfolio’s status from diversified to non-diversified.

While the proposed amendments are intended to provide the Manager and, if retained, the proposed Sub-Adviser with greater flexibility in managing the Portfolio’s assets, the Portfolio would continue to be managed subject to the limitations imposed by the 1940 Act, as well as the investment objective, strategies and policies (as they may be changed in connection with Proposal 1) expressed in the Portfolio’s prospectus and statement of additional information (“SAI”). From time to time, the SEC and members of its staff, and others, issue formal or informal views on various provisions of the 1940 Act and the rules thereunder, including through no-action letters and exemptive orders. For flexibility, the proposed investment restrictions will be interpreted with regard to these interpretations or modifications, as they are given from time to time. Therefore, it is possible that the interpretation of the Portfolio’s investment restrictions could change in the future. To the extent that an amended investment restriction may provide the Portfolio with additional flexibility with respect to certain trading practices, and to the extent that the Portfolio uses such flexibility in the future, the Portfolio may become subject to a greater degree to the risks associated with such trading practices. Any material changes to the manner in which the Portfolio invests or operates or to the investment risks associated with the Portfolio in response to the amended investment restrictions would require consideration by the Board and disclosure in the Portfolio’s prospectus or SAI, as appropriate.

Proposals 2.A. through 2.H.

Shareholders of the Portfolio are being asked to approve amendments to the fundamental investment restrictions that apply to the Portfolio. The amendment to each investment restriction is set forth separately in Proposals 2.A. through 2.H. below.

If approved by shareholders of the Portfolio, each amended investment restriction will become effective when the Portfolio’s SAI is revised or supplemented to reflect the amendment. If a proposed amendment is not approved by shareholders of the Portfolio, the current investment restriction will remain in effect.

Proposal 2.A: Fundamental Restriction Relating to Diversification

The following are the statements of the Portfolio’s current investment restriction relating to diversification.

The Portfolio may not purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio’s total assets would be invested in the securities of a single issuer, except (i) securities issued or guaranteed by the United States Government, its agencies or instrumentalities and (ii) securities of other investment companies.

The Portfolio may not purchase a security if, as a result, with respect to 75% of the value of the Portfolio’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than (i) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and (ii) securities of other investment companies).

Proposed Revision

Under the proposed amendment, the investment restriction with respect to diversification will be removed. The proposed amendment does not change the Portfolio’s classification as a diversified fund.

Discussion of Proposal 2.A.

The 1940 Act requires a fund to state whether it is a “diversified company” or a “non-diversified company,” as those terms are defined under the 1940 Act. The 1940 Act does not, however, require a fund to designate its diversification status as a fundamental investment restriction.

A diversified fund is limited as to the amount it may invest in any single issuer. Currently under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of the fund’s total assets would be invested in the securities of any one issuer or the fund would hold more than 10% of the outstanding voting securities of any one issuer. These percentage limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies. With respect to the remaining 25% of its total assets, a diversified fund may invest more than 5% of its total assets in the securities of one issuer. These limits apply at the time a diversified fund purchases a security; a diversified fund may exceed these limits if positions it already holds increase in value relative to the rest of the fund’s holdings.

The 1940 Act provides that a fund may not change its classification from diversified to non-diversified unless authorized by the vote of a majority of the outstanding voting securities of the fund. No such vote is required, however, for a fund to change its classification from non-diversified to diversified; such a change may occur by operation of law.

The Portfolio has designated its diversification status as a fundamental investment restriction. However, the 1940 Act does not require a fund to do so. Accordingly, the investment restriction is proposed to be removed because shareholders already have the right to vote on any changes to the Portfolio’s status as a diversified fund, and the 1940 Act establishes substantive limitations on the investments of diversified funds. The Portfolio would rely on the definition of the term “diversified company” under the 1940 Act and related interpretations, as in effect from time to time, rather than stating percentage limitations expressed under current applicable law. If current applicable law were to change, the Portfolio would be able to conform to any such new law without the Board or shareholders taking further action.

The Trustees recommend that shareholders vote “FOR” Proposal 2.A.

Proposal 2.B: Fundamental Restriction Relating to Borrowing Money

The following are the statements of the Portfolio’s current investment restriction relating to borrowing money.

The Portfolio may not borrow money, except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements, make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio’s respective investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio’s respective total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks or other persons to the extent permitted by applicable law.

Proposed Revision

Under the proposed amendment, the investment restriction with respect to borrowing money will provide as follows:

The Portfolio may not borrow money, except as permitted under the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

Discussion of Proposal 2.B.

The 1940 Act requires a fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in borrowing money. The 1940 Act limits the amount a fund may borrow. Currently, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to an additional 5% of the fund’s total assets from banks or other lenders for temporary purposes, such as clearance of fund transactions and share redemptions. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio of the value of the fund’s total assets, minus liabilities other than borrowings, to the aggregate amount of all borrowings.

The proposed investment restriction will permit the Portfolio to borrow money, and to engage in trading practices and investments that may be considered to be borrowings, to the full extent permitted by the 1940 Act and related interpretations, as in effect from time to time. If current applicable law were to change, the Portfolio would be able to conform to any such new law without the Board or shareholders taking further action. In addition, the proposed amendment is intended to create a uniform investment restriction with respect to borrowing across all of the series of the Trust.

As stated above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. The Portfolio’s current investment restriction is more restrictive than the 1940 Act. The proposed investment restriction will eliminate current restrictions on the purposes for which the Portfolio may borrow (in particular, for non-leveraging purposes). Trading practices and investments that may involve leverage but are not considered to be borrowings are not subject to the proposed investment restriction. To the extent that any borrowing by the Portfolio involves leverage (that is, borrowing for investment purposes), the Portfolio may be subject to the risk that, if the securities held by the Portfolio decline in value while these transactions are outstanding, the Portfolio’s net asset value will decline in value by proportionately more than the decline in value of the securities. Thus, borrowing may exaggerate the effect of any changes in the market value of the Portfolio’s securities on the Portfolio’s net asset value per share and may increase the volatility of the Portfolio. In addition, any money borrowed will be subject to interest and other costs, which may raise the Portfolio’s overall expenses and reduce its returns.

The Trustees recommend that shareholders vote “FOR” Proposal 2.B.

Proposal 2.C: Fundamental Restriction Relating to Issuing Senior Securities

The following is the statement of the Portfolio’s current investment restriction relating to senior securities.

The Portfolio may not issue senior securities except in compliance with the 1940 Act.

Proposed Revision

Under the proposed amendment, the investment restriction with respect to senior securities will provide as follows:

The Portfolio may not issue senior securities to the extent such issuance would violate the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

Discussion of Proposal 2.C.

The 1940 Act requires a fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the issuance of senior securities. Under the 1940 Act, an open-end fund may not issue “senior securities,” a term that is defined, generally, to refer to obligations that have a priority over the fund’s shares with respect to the distribution of fund assets or the payment of dividends. SEC staff guidance and interpretations, however, permit a fund, provided certain conditions are met, to engage in a number of types of transactions that might otherwise be considered to create senior securities, including short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment and delayed delivery transactions).

The proposed investment restriction is substantially the same as the current investment restriction. The proposed amendment is intended merely to create a uniform investment restriction with respect to senior securities across all of the series of the Trust. The proposed investment restriction will prohibit the Portfolio from issuing senior securities to the extent such issuance would violate the 1940 Act and related interpretations, as in effect from time to time. If current applicable law were to change, the Portfolio would be able to conform to any such new law without the Board or shareholders taking further action.

The Trustees recommend that shareholders vote “FOR” Proposal 2.C.

Proposal 2.D: Fundamental Restriction Relating to Underwriting

The following is the statement of the Portfolio’s current investment restriction relating to underwriting.

The Portfolio may not underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, policies and program.

Proposed Revision

Under the proposed amendment, the investment restriction with respect to underwriting will provide as follows:

The Portfolio may not engage in the business of underwriting securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting or as otherwise permitted by the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

Discussion of Proposal 2.D.

The 1940 Act requires a fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the business of underwriting securities issued by others. Under the federal securities laws, a person may be deemed to be an “underwriter” if the person purchases securities from another issuer with the intention of reselling such securities to the public. However, a fund may purchase securities (such as restricted securities) in a private transaction for investment purposes and later resell such securities to institutional or other investors. In these circumstances, a fund may be considered to be within the technical definition of an underwriter under the federal securities laws notwithstanding the fact that the fund does not hold itself out as being engaged in the business of underwriting.

The proposed amendment modifies the Portfolio’s investment restriction to permit the Portfolio to underwrite the securities of other issuers to the full extent permitted by the 1940 Act and related interpretations, as in effect from time to time. If current applicable law were to change, the Portfolio would be able to conform to any such new law without the Board or shareholders taking further action. In addition, the proposed amendment is intended to create a uniform investment restriction with respect to underwriting across all of the series of the Trust. The current investment restriction permits the Portfolio to resell restricted securities, and the proposed investment restriction would not change this.

The Trustees recommend that shareholders vote “FOR” Proposal 2.D.

Proposal 2.E: Fundamental Restriction Relating to Concentration

The following is the statement of the Portfolio’s current investment restriction relating to concentration.

The Portfolio may not purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio’s total assets would be invested in the securities of issuers having their principal business activities in the same industry.

Proposed Revision

Under the proposed amendment, the investment restriction with respect to concentration will provide as follows:

The Portfolio may not concentrate its investments in a particular industry or group of industries, as the term “concentration” is used in the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

Discussion of Proposal 2.E.

The 1940 Act requires a fund to set forth a fundamental investment restriction indicating the extent to which the fund intends to concentrate its investments in a particular industry or group of industries. While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government, its agencies or instrumentalities) constitutes concentration. It is possible that this interpretation of concentration could change in the future. If the SEC staff’s interpretation of concentration were to change from its current position, the Portfolio would not be able to change its investment restriction with respect to concentration without seeking shareholder approval.

Unlike the Portfolio’s current investment restriction, its proposed investment restriction does not state a percentage limitation. Accordingly, the Portfolio’s proposed investment restriction would give the Portfolio the flexibility to take advantage of any future changes in the interpretation of “concentration” under the 1940 Act without the Board or shareholders taking further action. In addition, the proposed amendment is intended to create a uniform investment restriction with respect to concentration across all of the series of the Trust, to the extent possible.

The Trustees recommend that shareholders vote “FOR” Proposal 2.E.

Proposal 2.F: Fundamental Restriction Relating to Real Estate

The following is the statement of the Portfolio’s current investment restriction relating to real estate.

The Portfolio may not purchase or sell real estate, except that it may purchase securities of issuers which deal in real estate, securities which are directly or indirectly secured by interests in real estate, and securities which represent interests in real estate, and the Portfolio may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

Proposed Revision

Under the proposed amendment, the investment restriction with respect to real estate will provide as follows:

The Portfolio may not purchase or sell real estate, except that the Portfolio may purchase and sell securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Portfolio may purchase and sell real estate acquired as a result of the ownership of securities or other instruments.

Discussion of Proposal 2.F.

The 1940 Act requires a fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the purchase and sale of real estate. The 1940 Act does not prohibit a fund from investing in real estate, either directly or indirectly.

The Portfolio is currently subject to an investment restriction that generally prohibits the purchase or sale of real estate. However, under its current investment restriction, the Portfolio has flexibility to make certain real estate-related investments that are carved out as exceptions to the restriction.

The proposed investment restriction is substantially similar to the Portfolio’s current investment restriction. The proposed amendment is intended merely to create a uniform investment restriction with respect to real estate across all of the series of the Trust.

The Trustees recommend that shareholders vote “FOR” Proposal 2.F.

Proposal 2.G: Fundamental Restriction Relating to Commodities

The following are the statements of the Portfolio’s current investment restriction relating to commodities.

The Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. The Portfolio will not consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

Proposed Revision

Under the proposed amendment, the investment restriction with respect to commodities will provide as follows:

The Portfolio may not purchase or sell physical commodities to the extent prohibited by the 1940 Act and other applicable laws, and the rules thereunder, as interpreted or modified by regulatory authorities having jurisdiction from time to time, and any applicable exemptive relief.

Discussion of Proposal 2.G.

The 1940 Act requires a fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the purchase and sale of commodities. The 1940 Act generally does not prohibit a fund from investing in commodities or commodity-related instruments. A fund is, however, limited in the amount of illiquid assets it may purchase, and certain commodities, especially physical commodities, may be considered to be illiquid.

The Portfolio is currently subject to an investment restriction that generally prohibits the purchase or sale of physical commodities (for example, wheat, corn, cotton and rice). However, under its current investment restriction, the Portfolio has flexibility to engage in financial contracts and derivative instruments that, under the federal securities and commodities laws, may be considered to be commodities or commodities interests. Such investments are generally accepted under modern investment management and are regularly used by many mutual funds and institutional investors.

The proposed investment restriction, rather than generally prohibiting the purchase or sale of physical commodities, will state that the Portfolio may not purchase or sell physical commodities to the extent prohibited by the 1940 Act and other applicable laws and related interpretations (which would include, among other things, any changes to the rules and regulations administered by the Commodity Futures Trading Commission and the National Futures Association), as in effect from time to time. If current applicable law were to change, the Portfolio would be able to conform to any such new law without the Board or shareholders taking further action. In addition, the proposed amendment is intended to create a uniform investment restriction with respect to the purchase and sale of commodities across all of the series of the Trust.

If the Portfolio were to invest in a physical commodity or a physical commodity-related instrument, the Portfolio would be subject to the additional risks of the particular physical commodity and its related market. Prices of commodities and commodity-related instruments may fluctuate significantly over short periods due to a variety of factors, including changes in supply and demand relationships, weather, agriculture, fiscal and exchange control programs, disease, pestilence, and international economic, political, military and regulatory developments. In addition, the commodity markets may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.

To the extent that investments in commodities are considered illiquid, the Portfolio will be limited in the amount of illiquid assets it may purchase. The current SEC position generally limits a fund’s holdings of illiquid securities to 15% of net assets.

In addition, the Portfolio will not qualify as a regulated investment company (a “RIC”) under the Internal Revenue Code in any taxable year for which more than 10% of its gross income consists of certain “non-qualifying” income, which includes gains from selling physical commodities (or options or futures contracts thereon unless the gain is realized from certain hedging transactions). To remain within that limitation, the Portfolio may need to limit its purchases of commodity-related investments that generate non-qualifying income, hold such an investment to avoid realizing non-qualifying income, sell such an investment at a loss, or take other actions, such as sell other investments, when for investment reasons it would not otherwise do so. The Portfolio would not intend to sell commodity-related investments when doing so would cause it to fail to qualify as a RIC under the Internal Revenue Code.

The Trustees recommend that shareholders vote “FOR” Proposal 2.G.

Proposal 2.H: Fundamental Restriction Relating to Loans

The following are the statements of the Portfolio’s current investment restriction relating to loans.

The Portfolio may not make loans, except that the Portfolio may: (i) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio’s total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt securities. For purposes of this restriction, the Portfolio will treat purchases of loan participations and other direct indebtedness, including investments in syndicated loans and mortgages, as not subject to this limitation.

Proposed Revision

Under the proposed amendment, the investment restriction with respect to loans will provide as follows:

The Portfolio may not make loans to other persons to the extent prohibited by the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

Discussion of Proposal 2.H.

The 1940 Act requires a fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in making loans to other persons. In addition to a loan of cash, a loan may include certain transactions and investment-related practices under certain circumstances (e.g., lending portfolio securities, purchasing certain debt instruments and entering into repurchase agreements).

The Portfolio is currently subject to an investment restriction that generally prohibits the making of direct loans. However, under its current investment restriction, the Portfolio has flexibility to engage in certain transactions and investment-related practices (e.g., lending portfolio securities, purchasing certain debt instruments and entering into repurchase agreements) that are carved out as exceptions to the restriction.

The proposed investment restriction will state that the Portfolio may not make loans to other persons to the extent prohibited by the 1940 Act and related interpretations, as in effect from time to time. If current applicable law were to change, the Portfolio would be able to conform to any such new law without the Board or shareholders taking further action. In addition, the proposed amendment is intended to create a uniform investment restriction with respect to loans across all of the series of the Trust.

The proposed amendment would allow the Portfolio to engage in all forms of lending (including loans of cash and portfolio securities) — and thus become a creditor — to the full extent permitted under the 1940 Act and related interpretations, as in effect from time to time. Thus, the Portfolio would continue to be able to engage in the types of transactions presently permitted by the current investment restriction, such as securities loans and repurchase agreements, as well as to engage in other activities that could be deemed to be lending, such as the acquisition of loans, loan participations and other forms of debt instruments. Loans and debt instruments involve the risk that the party responsible for repaying a loan or paying the principal and interest on a debt instrument will not meet its obligation.

In addition, the proposed amendment would allow the Portfolio to engage in interfund lending, subject to SEC approval of an exemptive application. Interfund lending would allow one portfolio to temporarily lend cash to another portfolio, subject to certain conditions of the exemptive relief. An interfund borrowing and lending program may provide the opportunity for a borrowing portfolio to pay an interest rate lower than what would be typically available from a bank, and the opportunity for a lending portfolio to receive an interest rate higher than what could be typically expected from investing cash in short-term instruments for cash management purposes. Interfund lending also could provide a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. While the Portfolio has not applied for interfund lending relief, it may do so in the future.

The Trustees recommend that shareholders vote “FOR” Proposal 2.H.

Required Vote for each of Proposals 2.A. through 2.H.

Approval of each of Proposals 2.A. through 2.H. will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Portfolio present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities.

These percentages are required by the 1940 Act. With respect to Proposals 2.A. through 2.H., “voting securities” refers to the shares of the Portfolio. The approval of any one amendment in Proposals 2.A. through 2.H. is not contingent on the approval of any other amendments in Proposals 2.A. through 2.H.

VOTING INFORMATION

Voting Rights

Shareholders with amounts invested in shares of the Portfolio at the close of business on the Record Date will be entitled to be present and vote for the Portfolio at the Meeting with respect to their shares as of the Record Date.

Each whole share of the Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote, as described above, and each fractional share is entitled to a proportionate fractional vote. Votes cast by proxy or in person by a shareholder at the Meeting will be counted by persons appointed as inspectors of election for the Meeting. The table in Exhibit C shows the number of outstanding shares of each class of the Portfolio as of the Record Date that are entitled to vote at the Meeting.

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If a shareholder executes a proxy but gives no voting instructions, that shareholder’s shares that are represented by that proxy will be voted “FOR” each Proposal and “FOR” or “AGAINST” any other business which may properly arise at the Meeting, in the proxies’ discretion. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the applicable Trust. To be effective, such revocation must be received by the Trust prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

Contractholders with amounts allocated to the Portfolio on the Record Date will be entitled to be present and provide voting instructions for the Portfolio at the Meeting with respect to shares held indirectly as of the Record Date, to the extent required by applicable law. Voting instructions may be solicited, and such instructions may be provided, in the same manner as proxies as described herein. The Insurance Company will vote the shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. Shares in each investment division of a Separate Account that is invested in the Portfolio for which the Insurance Company receives a voting instruction card that is signed and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the shares “FOR” each applicable Proposal, and the Insurance Company may vote in its discretion with respect to other matters not now known to the Board that may be presented at the Meeting. The Insurance Company will vote in its discretion on any proposal to adjourn or postpone the Meeting. Shares in each investment division of a Separate Account that is invested in the Portfolio for which the Insurance Company receives no timely voting instructions from Contractholders, or that are attributable to amounts retained by the Insurance Company as surplus or seed money, will be voted by the Insurance Company “FOR” or “AGAINST” approval of the Proposals, or as an abstention, in the same proportion as the shares for which Contractholders have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Company, it is possible that a small number of Contractholders could determine the outcome of any Proposal.

Voting instructions executed by a Contractholder may be revoked at any time prior to the Insurance Company’s voting the shares represented thereby by the Contractholder providing the Insurance Company with a properly executed written revocation of such voting instructions, or by the Contractholder providing the Insurance Company with properly executed later-dated voting instructions by a voting instruction card, telephone or the Internet. In addition, any Contractholder who attends the Meeting in person may provide voting instructions by a voting instruction card at the Meeting, thereby cancelling any voting instruction previously given. Proxies executed by the Insurance Company may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy or by the Insurance Company representative attending the Meeting and voting in person.

Prompt execution and return of the enclosed voting instruction card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

Required Shareholder Vote

Approval of each Proposal will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Portfolio present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. With respect to each Proposal, “voting securities” refers to the shares of the Portfolio. With respect to each Proposal, the presence, in person or by proxy, of at least one-third of the shares of the Portfolio entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to the Portfolio.

The approval of any one Proposal is not contingent on the approval of any other Proposal. The approval of any one amendment in Proposals 2.A. through 2.H. is not contingent on the approval of any other amendments in Proposals 2.A. through 2.H.

Abstentions and broker non-votes (i.e., shares held by brokers who do not have discretionary authority to vote on a particular matter and for which the brokers have not received voting instructions from their customers) are counted as shares present at the Meeting in determining whether a quorum is present but do not count as votes cast for or against a Proposal. Therefore, abstentions and broker non-votes will have the same effect as a vote “against” each Proposal because each Proposal requires the affirmative vote of a specified majority of the Portfolio’s outstanding voting securities.

To the Trust’s knowledge, as of the Record Date, the Trustees and officers owned, individually and as a group, less than 1% of the shares of the Trust and the Portfolio.

As of November 30, 2016, except as set forth in Exhibit B, to the Trust’s knowledge, (1) no person, other than the Insurance Company, owned beneficially or of record more than 5% of any class of the outstanding shares of the Portfolio, and (2) no Contractholder owned Contracts entitling such Contractholder to provide voting instructions regarding more than 5% of any class of the outstanding shares of the Portfolio. AXA Equitable and certain of its affiliated companies may be deemed to be control persons of the Trust by virtue of their direct or indirect ownership of more than 95% of the Trust’s shares. Shareholders owning more than 25% of the outstanding shares of the Trust or the Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

Solicitation of Proxies and Voting Instructions

Solicitation of proxies and voting instructions is being made by the Trust primarily by distribution of this Notice and Proxy Statement on or about [February 28, 2017]. The principal solicitation will be by mail, but proxies and voting instructions also may be solicited by telephone, fax, personal interview by directors, officers, employees or agents of the Manager or its affiliates, or the Trust or its affiliates, without additional compensation, through the Internet, or other permissible means. Shareholders can vote proxies: (1) by Internet at our website at www.proxyvote.com; (2) by telephone at 1-800-690-6903; or (3) by mail, with the enclosed proxy card. Contractholders can provide voting instructions: (1) by Internet at our website at www.proxyvote.com; (2) by telephone at 1-800-690-6903; or (3) by mail, with the enclosed voting instruction card. In lieu of executing a proxy card or voting instruction card, you may attend the Meeting in person. The cost of the Meeting, including the cost of solicitation of proxies and voting instructions and the expenses associated with reimbursing insurance companies or others for their reasonable expenses in forwarding solicitation material to Contractholders, will be borne by each class of the Portfolio. However, the Manager has voluntarily agreed to pay expenses exceeding a class’s expense cap. The costs will be allocated on a pro rata basis to each class of the Portfolio based on the net assets of each class relative to the total net assets of the Portfolio.

Adjournment or Postponement

If the quorum necessary to transact business with respect to the Portfolio is not established, or if sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies. Any adjournment or postponement of the Meeting will require the affirmative vote of a majority of the shares represented in person or by proxy at the session of the

Meeting to be adjourned. The persons named as proxies will vote in their discretion on any such adjournment or postponement. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. The costs of any additional solicitation and any adjourned session will be borne as described above.

Submission of Certain Shareholder Proposals

The Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. Shareholders will be given notice of any meeting of shareholders not less than ten days, and not more than ninety days, before the date of the meeting.

Other Matters

The Trust is not aware of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business properly comes before the Meeting, the proxyholders will vote thereon in their discretion and in accordance with their best judgment.

*        *        *        *        *

We need your vote. It is important that you execute and return your proxy or voting instruction card promptly.

INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A	Form of New Investment Management Agreement between the Trust and the Manager	A-1
Exhibit B	Five Percent Owner Report	B-1
Exhibit C	Outstanding Shares	C-1

EXHIBIT A

FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST AND THE MANAGER

INVESTMENT MANAGEMENT AGREEMENT (“AGREEMENT”), dated as of May 1, 2011, between EQ Advisors Trust, a Delaware statutory trust (“Trust”), and AXA Equitable Funds Management Group, LLC, a limited liability corporation organized in the State of Delaware (“FMG LLC” or “Manager”).

WHEREAS, the Trust is registered as an investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, FMG LLC is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Trust’s shareholders are and will be primarily separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (the “Policies”) under which income, gains, and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies; as well as other shareholders as permitted under Section 817(h) of the Internal Revenue Code of 1986, as amended (“Code”), and the rules and regulations thereunder with respect to the qualification of variable annuity contracts and variable life insurance policies as insurance contracts under the Code;

WHEREAS, the Trust is and will continue to be a series fund having two or more investment portfolios, each with its own investment objectives, investment policies and restrictions;

WHEREAS, the Investment Company Act prohibits any person from acting as an investment adviser to a registered investment company except pursuant to a written contract; and

WHEREAS, the Board of Trustees of the Trust wishes to appoint FMG LLC as the investment manager of the Trust for each of the portfolios of the Trust specified in Appendix A to this Agreement;

NOW, THEREFORE, the Trust and FMG LLC hereby agree as follows:

1.    APPOINTMENT OF MANAGER

The Trust hereby appoints Manager as the investment manager for each of the portfolios of the Trust specified in Appendix A to this Agreement, as such Appendix A may be amended by Manager and the Trust from time to time (“Portfolios”), subject to the supervision of the Trustees of the Trust and in the manner and under the terms and conditions set forth in this Agreement. Manager accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date. Manager will be an independent contractor and will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Trust and Manager.

2.    DUTIES OF THE MANAGER

A.    Subject to the general supervision and control of the Trustees of the Trust and under the terms and conditions set forth in this Agreement, the Trust acknowledges and agrees that it is contemplated that Manager will, at its own expense, select and contract with one or more investment advisers (“Advisers”) to manage the investment operations and composition of each and every Portfolio of the Trust and render investment advice for each Portfolio, including the purchase, retention, and disposition of the investments, securities and cash contained in each Portfolio, in accordance with each Portfolio’s investment objectives, policies and restrictions as stated in the Trust’s Amended and Restated Agreement and Declaration of Trust, By-Laws, and such Portfolio’s Prospectus and Statement of Additional Information (“SAI”), as is from time to time in effect; provided, that any contract with an Adviser (an “Advisory Agreement”) shall be in compliance with and approved as required by the Investment Company Act or in accordance with exemptive relief granted by the Securities and Exchange Commission (“SEC”) under the Investment Company Act.

B.    Subject always to the direction and control of the Trustees of the Trust, Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio’s assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify existing Advisory Agreements with Advisers; (iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio’s assets not then managed by an Adviser. In connection with Manager’s responsibilities herein, Manager will assess each Portfolio’s investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Portfolio’s assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, Manager will monitor compliance of each Adviser with the investment objectives, policies and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On Manager’s own initiative, Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

C.    Manager will also furnish to the Trust, at its own expense and without renumeration from or other cost to the Trust, the following:

(i)    Office Space.    Manager will provide office space in the offices of the Manager or in such other place as may be reasonably agreed upon by the parties hereto from time to time, and all necessary office facilities and equipment;

(ii)    Personnel.    Manager will provide necessary executive and other personnel, including personnel for the performance of clerical and other office functions, exclusive of those functions: (a) related to and to be performed under the Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer, and dividend disbursing agency or similar services by any entity, including Manager or its affiliates, selected to perform such services under such contracts; and (b) related to the services to be provided by any Adviser pursuant to an Advisory Agreement; and

(iii)    Preparation of Prospectus and Other Documents.    Manager will provide other information and services, other than services of outside counsel or independent accountants or services to be provided by any Adviser under any Advisory Agreement, required in connection with the preparation of all registration statements and Prospectuses, prospectus supplements, SAIs, all annual, semi-annual, and periodic reports to shareholders of the Trust, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders of the Trust or regulatory authorities, and all tax returns.

D.    Limitations on Liability.    Manager will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to Manager’s undertaking to do so, that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust as specified in this Agreement. Any person, even though an officer, director, employee or agent of Manager, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or when acting on any business of the Trust, to be rendering such services to or to be acting solely for the Trust and not as an officer, director, employee or agent, or one under the control or direction of Manager, even though paid by it.

E.    Section 11 of the Securities Exchange Act of 1934, as amended.    The Trust hereby agrees that any entity or person associated with Manager that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of a Portfolio to the extent and as permitted by Section 11(a)(1)(H) of the Securities Exchange Act of 1934, as amended (“1934 Act”).

F.    Section 28(e) of the 1934 Act.    Subject to the appropriate policies and procedures approved by the Board of Trustees, the Manager may, to the extent authorized by Section 28(e) of the 1934 Act, cause a Portfolio to pay a broker or dealer that provides brokerage or research services to the Manager, the Adviser, the Trust and the Portfolio an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided in terms of that particular transaction or the Manager’s overall responsibilities to the Portfolio, the Trust or its other investment advisory clients. To the extent authorized by said Section 28(e) and the Board of Trustees, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. In addition, subject to seeking the most favorable price and best execution available and in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc., the Manager may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers.

G.    Directed Brokerage.    Subject to the requirement to seek best price and execution, and to the appropriate policies and procedures approved by the Board of Trustees, the Trust reserves the right to direct the Manager to cause Advisers to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to: (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to this Agreement; or (ii) finance activities that are primarily intended to result in the sale of Trust shares. At the discretion of the Board of Trustees, such resources may be used to pay or cause the payment of Trust Expenses or may be used to finance activities that are primarily intended to result in the sale of Trust shares.

3.    ALLOCATION OF EXPENSES

A.    Expenses Paid by the Manager:

(i)    Salaries, Expenses and Fees of Certain Persons.    Manager (or its affiliates) shall pay all salaries, expenses, and fees of the Trustees and officers of the Trust who are officers, directors/trustees, partners, or employees of Manager or its affiliates; and

(ii)    Assumption of Trust Expenses.    The payment or assumption by Manager of any expense of the Trust that Manager is not required by this Agreement to pay or assume shall not obligate Manager to pay or assume the same or any similar expense of the Trust on any subsequent occasion.

B.    Expenses Paid by the Trust:    The Trust will pay all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by Manager, as provided in this Agreement, or by an Adviser, as provided in an Advisory Agreement. Without limiting the generality of the foregoing, the Trust shall pay or arrange for the payment of the following:

(i)    Preparing, Printing and Mailing of Certain Documents.    The costs of preparing, setting in type, printing and mailing of Prospectuses, Prospectus supplements, SAIs, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns;

(ii)    Officers and Trustees.    Compensation of the officers and Trustees of the Trust who are not officers, directors/trustees, partners or employees of Manager or its affiliates;

(iii)    Registration Fees and Expenses.    All legal and other fees and expenses incurred in connection with the affairs of the Trust, including those incurred with respect to registering its shares with regulatory authorities and all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing with necessary regulatory authorities of any registration statement and Prospectus, and any amendments or supplements that may be made from time to time, including registration, filing and other fees in connection with requirements of regulatory authorities;

(iv)    Custodian and Accounting Services.    All expenses of the transfer, receipt, safekeeping, servicing and accounting for the Trust’s cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any;

(v)    Independent Legal and Accounting Fees and Expenses.    The charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself or its Independent Trustees (as defined herein);

(vi)    Transfer Agent.    The charges and expenses of maintaining shareholder accounts, including all charges of transfer, bookkeeping, and dividend disbursing agents appointed by the Trust;

(vii)    Brokerage Commissions.    All brokers’ commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party;

(viii)    Taxes.    All taxes and corporate fees payable by or with respect to the Trust to federal, state, or other governmental agencies;

(ix)    Trade Association Fees.    Any membership fees, dues or expenses incurred in connection with the Trust’s membership in any trade association or similar organizations;

(x)    Bonding and Insurance.    All insurance premiums for fidelity and other coverage;

(xi)    Shareholder and Board Meetings.    All expenses incidental to holding shareholders and Trustees meetings, including the printing of notices and proxy materials and proxy solicitation fees and expenses;

(xii)    Pricing.    All expenses of pricing of the net asset value per share of each Portfolio, including the cost of any equipment or services to obtain price quotations; and

(xiii)    Nonrecurring and Extraordinary Expenses.    Such extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

4.    COMPENSATION OF MANAGER

For its services performed hereunder, the Trust will pay Manager with respect to each Portfolio the compensation specified in Appendix B to this Agreement. Such compensation shall be paid to Manager by the Trust on the first day of each month; however, the Trust will calculate this charge on the daily average value of the assets of each Portfolio and accrue it on a daily basis.

5.    NON-EXCLUSIVITY

The services of Manager to the Trust are not to be deemed to be exclusive, and Manager shall be free to render investment management, advisory or other services to others (including other investment companies) and to engage in other activities so long as the services provided hereunder by Manager are not impaired. It is understood and agreed that the directors, officers and employees of Manager are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors/trustees, or employees of any other firm or corporation, including other investment companies.

6.    SUPPLEMENTAL ARRANGEMENTS

Manager may enter into arrangements with its parent or other persons affiliated or unaffiliated with Manager for the provision of certain personnel and facilities to Manager to enable Manager to fulfill its duties and obligations under this Agreement.

7.    REGULATION

Manager shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

8.    RECORDS

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to Manager such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its duties. In the event of the termination of this Agreement, such records shall promptly be returned to the Trust by Manager free from any claim or retention of rights therein. Manager shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or lawfully requested by applicable federal or state regulatory authorities.

9.    DURATION OF AGREEMENT

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has been approved by a vote of a majority of those trustees of the Trust who are not “interested persons” (as defined in the Investment Company Act) (“Independent Trustees”) of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. This Agreement shall continue in effect for a period through August 31, 2011 and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the Trustees including the approval of a majority of the Independent Trustees. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any affected Portfolio if a “majority of the outstanding voting securities” (as defined in Rule 18f-2(h) under the Investment Company Act) of the affected Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the Portfolios of the Trust.

If the shareholders of any Portfolio fail to approve the Agreement or any continuance of the Agreement, Manager will continue to act as investment manager with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with Manager or a different investment manager or other definitive action; provided, that the compensation received by Manager in respect of such Portfolio during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Portfolio or the amount it would have received under the Agreement in respect of such Portfolio, whichever is less.

10.    TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees, including a majority of the Independent Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any affected Portfolio, by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty (60) days’ written notice to Manager, or by Manager on sixty (60) days’ written notice to the Trust. This Agreement will automatically terminate, without payment of any penalty, in the event of its assignment.

11.    PROVISION OF CERTAIN INFORMATION BY MANAGER

Manager will promptly notify the Trust in writing of the occurrence of any of the following events:

A.    Manager fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which Manager is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

B.    Manager is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and/or

C.    the chief executive officer or controlling stockholder of Manager or the portfolio manager of any Portfolio changes or there is otherwise an actual change in control or management of Manager.

12.    AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to any exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of each of the Portfolios affected by the amendment (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Trustees of the Trust cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the [series of] shares of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the Portfolios of the Trust.

13.    ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties.

14.    HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

15.    NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or Manager in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this section.

16.    FORCE MAJEURE

Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

17.    SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

18.    INTERPRETATION

Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Amended and Restated Agreement and Declaration of Trust or By-Laws, or any applicable statutory or regulatory requirements to which it is subject or by which it is bound, or to relieve or deprive the Trustees of their responsibility for and control of the conduct of the affairs of the Trust.

19.    GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware (without giving effect to its conflict of laws principles), or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act unless otherwise stated herein. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC	EQ ADVISORS TRUST

By:	By:
Steven M. Joenk Chairman, Chief Executive Officer and President	Brian Walsh Chief Financial Officer and Treasurer

FORM OF

AMENDMENT NO. 20

TO THE

INVESTMENT MANAGEMENT AGREEMENT

AMENDMENT NO. 20 effective as of [                    , 2017] (“Amendment No. 20”), to the Investment Management Agreement, dated as of May 1, 2011, as amended (“Agreement”), between EQ Advisors Trust, a Delaware statutory trust (the “Trust”), and AXA Equitable Funds Management Group, LLC, a limited liability company organized in the State of Delaware (“FMG LLC” or “Manager”).

The Trust and FMG LLC agree to modify and amend the Agreement as follows:

1.    Repositioned Portfolio.    The 1290 VT DoubleLine Dynamic Allocation Portfolio (the “Repositioned Portfolio”) (formerly, All Asset Moderate Growth – Alt 15 Portfolio) is hereby added to the Agreement on the terms and conditions contained in the Agreement, as modified and amended hereby.

2.    Duration of Agreement.

a.    With respect to the Repositioned Portfolio, the Agreement will continue in effect for two years after [                    , 2017] and may be continued thereafter pursuant to subsection (b) below.

b.    With respect to the Repositioned Portfolio, the Agreement shall continue in effect annually after the date specified in subsection (a) only so long as such continuance is specifically approved at least annually by a majority of the Trustees who are not a party to the Agreement or interested persons (as defined in the Investment Company Act of 1940, as amended (“1940 Act”), (“Independent Trustees”) by a vote cast in person at a meeting called for the purpose of voting on such approval, and by either the Board of Trustees or a vote of a majority of the outstanding shares of the Repositioned Portfolio. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to the Repositioned Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the 1940 Act) vote to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement, or (b) all the Portfolios of the Trust.

3.    Name Changes:    Effective [                    , 2017], the following Portfolios’ names shall be changed as follows:

[The name changes have been omitted from this form of Amendment No. 20.]

4.    Appendix A:    Appendix A to the Agreement, which sets for the Portfolios of the Trust for which FMG LLC is appointed investment manager is hereby replaced in its entirety by Appendix A attached hereto; and

5.    Appendix B:    Appendix B to the Agreement, which sets forth the fees payable to FMG LLC with respect to each Portfolio is hereby replaced in its entirety by Appendix B attached hereto.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 20 as of the date first above set forth.

EQ ADVISORS TRUST		AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC

By:		By:
	Brian Walsh Chief Financial Officer and Treasurer		Steven M. Joenk Chairman, Chief Executive Officer and President

FORM OF

APPENDIX A

AMENDMENT NO. 20 TO

INVESTMENT MANAGEMENT AGREEMENT

Portfolio

1290 VT DoubleLine Dynamic Allocation Portfolio (formerly, All Asset Moderate Growth – Alt 15 Portfolio)

[The names of the other portfolios of the Trust for which the Manager has been appointed investment manager have been omitted from this form of Appendix A.]

FORM OF

APPENDIX B

AMENDMENT NO. 20 TO

INVESTMENT MANAGEMENT AGREEMENT

The Trust shall pay the Manager, at the end of each calendar month, compensation computed daily at an annual rate equal to the following:

(as a percentage of average daily net assets)
Portfolio	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
1290 VT DoubleLine Dynamic Allocation (fka, All Asset Moderate Growth – Alt 15)	0.750%	0.700%	0.675%	0.650%	0.625%

[The fees for the other portfolios of the Trust for which the Manager has been appointed investment manager have been omitted from this form of Appendix B.]

EXHIBIT B

FIVE PERCENT OWNER REPORT

As of November 30, 2016, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of the Portfolio are listed below. A shareholder who owns beneficially, directly or indirectly, 25% or more of the Portfolio’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) the Portfolio.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Class K	Alliance for Dental Care 40 Winter Street, Suite 201 Rochester , NH 03867-313	19,066.50	18.11%
Class K	Ernest Y. K. Lau DDS INC 333 Uluniu Street, Suite 203 Kailua, HI 96734-252	6,685.77	6.35%
Class K	George R. Cooper, DDS 2121 E. Dupont Road Fort Wayne, IN 46825-154	7,878.16	7.48%
Class K	Gina L. Pfeiffer, DDS, LTD 3 S. Le Chateau Place Sioux Falls, SD 57105-016	44,413.48	42.19%

B-1

EXHIBIT C

OUTSTANDING SHARES

The table below shows the number of outstanding shares of the Portfolio as of the Record Date that are entitled to vote at the Meeting.

Portfolio	Total Number	Number of Class IB Shares	Number of Class K Shares
All Asset Moderate Growth – Alt 15 Portfolio	3,232,717.12	3,144,732.89	87,984.24

C-1

VOTE VIA THE INTERNET:

VOTE VIA THE TELEPHONE:

9999 9999 9999 9999

THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS:

		FOR	AGAINST	ABSTAIN
1.	Approve a new investment management agreement between the Trust and AXA Equitable Funds Management Group, LLC with respect to the All Asset Moderate Growth - Alt 15 Portfolio (the “Portfolio”).	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2A.	Amend the Portfolio’s fundamental investment restriction with respect to diversification.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2B.	Amend the Portfolio’s fundamental investment restriction with respect to borrowing money.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2C.	Amend the Portfolio’s fundamental investment restriction with respect to issuing senior securities.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2D.	Amend the Portfolio’s fundamental investment restriction with respect to underwriting.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2E.	Amend the Portfolio’s fundamental investment restriction with respect to concentrating.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2F.	Amend the Portfolio’s fundamental investment restriction with respect to investing in real estate.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2G.	Amend the Portfolio’s fundamental investment restriction with respect to investing in commodities.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2H.	Amend the Portfolio’s fundamental investment restriction with respect to making loans.	☐	☐	☐

Transact such other business as may properly come before the Special Meeting of Shareholders.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

EQ ADVISORS TRUST

All Asset Moderate Growth - Alt 15 Portfolio

PROXY CARD

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2017

This proxy is being solicited for the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the All Asset Moderate Growth - Alt 15 Portfolio, a series of the Trust. The person signing on the reverse side of this card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) to (i) vote as indicated on the reverse side on the proposals that will be considered at the Special Meeting of Shareholders of the Trust, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated [February 28, 2017] (the “Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in his/her discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” each proposal.

Receipt of the Notice of Meeting and the Proxy Statement accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

SUBMIT VOTING INSTRUCTIONS VIA THE INTERNET:

SUBMIT VOTING INSTRUCTIONS VIA THE TELEPHONE:
9999 9999 9999 9999

THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT AXA EQUITABLE LIFE INSURANCE COMPANY TO VOTE “FOR” THE FOLLOWING PROPOSALS:

		FOR	AGAINST	ABSTAIN
1.	Approve a new investment management agreement between the Trust and AXA Equitable Funds Management Group, LLC with respect to the All Asset Moderate Growth - Alt 15 Portfolio (the “Portfolio”).	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2A.	Amend the Portfolio’s fundamental investment restriction with respect to diversification.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2B.	Amend the Portfolio’s fundamental investment restriction with respect to borrowing money.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2C.	Amend the Portfolio’s fundamental investment restriction with respect to issuing senior securities.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2D.	Amend the Portfolio’s fundamental investment restriction with respect to underwriting.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2E.	Amend the Portfolio’s fundamental investment restriction with respect to concentrating.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2F.	Amend the Portfolio’s fundamental investment restriction with respect to investing in real estate.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2G.	Amend the Portfolio’s fundamental investment restriction with respect to investing in commodities.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2H.	Amend the Portfolio’s fundamental investment restriction with respect to making loans.	☐	☐	☐

Transact such other business as may properly come before the Special Meeting of Shareholders.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of AXA Equitable Life Insurance Company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

EQ ADVISORS TRUST

All Asset Moderate Growth - Alt 15 Portfolio

VOTING INSTRUCTION CARD

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2017

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of the All Asset Moderate Growth - Alt 15 Portfolio, a series of EQ Advisors Trust (the “Trust”), hereby instructs AXA Equitable Life Insurance Company, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposals that will be considered at the Special Meeting of Shareholders of the Trust, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated [February 28, 2017] (the “Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by AXA Equitable Life Insurance Company as a shareholder of the Trust, Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.